THE STRONG
                                   ----------
                                 INTERNATIONAL
                                     FUNDS

                        ================================
                        ANNUAL REPORT o OCTOBER 31, 1998
                        ================================


                        [PHOTO OF STRONG FUNDS BUILDING]


                          The Strong Asia Pacific Fund

                    The Strong Foreign MajorMarkets(sm) Fund

                      The Strong International Stock Fund

                            The Strong Overseas Fund

                     The Strong Global High-Yield Bond Fund

                       The Strong International Bond Fund

                     The Strong Short-Term Global Bond Fund



                                 [STRONG LOGO]
                                  STRONG FUNDS

                            LETTER FROM THE CHAIRMAN


Dear Strong Investor,

     The financial markets were moving along smoothly last summer when they suddenly struck an air pocket. After three straight years of 20%-plus returns, people had grown accustomed to their investments moving steadily upward. The collapse of the Asian and Russian economies brought us back to earth in a hurry.

     Fortunately, our financial markets have been resilient. The turbulence we encountered last summer, while upsetting, turned out to be short-lived. As of Thanksgiving week, both the Dow and the S&P indexes had hit all-time highs.

     The rebound in financial markets came because the American economy is fundamentally strong. The U.S. accounts for roughly 25% of the world's GDP. Inflation is negligible, interest rates are falling, and unemployment is low. If you still harbor any doubt about how well the American economy stacks up against the rest of the world, take a trip to Asia (as I did in August) or, better yet, Russia. America, you'll soon conclude, is sitting in the economic catbird seat.

     Meanwhile, it also helps to remember that Asia was occupying the economic high ground not too many months ago. When bust follows boom, it arrives swiftly, without warning, and absolutely without mercy.

     It is at times like these--good times--when it makes sense to step back and assess your financial affairs. It's important to do so when things are good because, when things are bad, fear has a way of overpowering common sense. So, as you review your holdings, consider:

o Since 1926, the stock market has averaged an 11% return annually. The last three years -- maybe four if 1998 finishes strong--have been a historical aberration.

o Lately, most of us have loaded up on common stocks, giving inadequate attention to bonds and cash. We can help you bring "balance" to your portfolio with our new Guide to Building a Strong Portfolio.

o In recent years, big Blue Chip stocks have dominated. It might be smart to take a long look at small- and mid-cap company stocks. Relative to large caps, they are cheap. Strong has a depth of expertise in small- and mid-cap stocks.

o Inflation is low and interest rates may be headed lower yet. That creates an attractive climate for bonds. I suggest you take a good look at intermediate- and long-term, high quality bonds, both corporate and government.

     So, let last summer's "air pocket" serve as a reminder that nothing goes up--uninterrupted --forever. The market's recent run defies history. There have been turbulent times before and there will be disruption again. But now, while things are good, review your investments. If you need help, call the Strong Portfolio Specialists.

     At your convenience, of course.

                                                 /s/Dick

                                   THE STRONG
                                   ----------
                                 INTERNATIONAL
                                     FUNDS
                        ================================
                        ANNUAL REPORT o OCTOBER 31, 1998
                        ================================

                               TABLE OF CONTENTS
INVESTMENT REVIEWS

         The Strong Asia Pacific Fund ................................... 2
         The Strong Foreign MajorMarkets(sm) Fund ....................... 4
         The Strong International Stock Fund ............................ 6
         The Strong Overseas Fund ....................................... 8
         The Strong Global High-Yield Bond Fund .........................10
         The Strong International Bond Fund .............................12
         The Strong Short-Term Global Bond Fund .........................14

FINANCIAL INFORMATION
         Schedules of Investments in Securities
                  The Strong Asia Pacific Fund ..........................16
                  The Strong Foreign MajorMarkets(sm) Fund ..............17
                  The Strong International Stock Fund ...................18
                  The Strong Overseas Fund ..............................19
                  The Strong Global High-Yield Bond Fund ................20
                  The Strong International Bond Fund ....................21
                  The Strong Short-Term Global Bond Fund ................22
         Statements of Assets and Liabilities ...........................24
         Statements of Operations .......................................25
         Statements of Changes in Net Assets ............................26
         Notes to Financial Statements ..................................28

FINANCIAL HIGHLIGHTS ....................................................32

REPORT OF INDEPENDENT ACCOUNTANTS .......................................34

                                     ============
                          THE STRONG ASIA PACIFIC FUND
                          -----------============-----

FUND HIGHLIGHTS

o The Strong Asia Pacific Fund returned -25.12% for the fiscal year ended October 31, 1998.

o For much of the year, we responded to the extremely hostile environment in Asian markets by adopting a defensive stance. The Fund held a high cash position and focused on the few companies and markets that appeared to be best weathering the region's storms.

o It proved very difficult to entirely dodge the region's losses. While largely avoiding damage in Hong Kong and Indonesia, the Fund was hurt by declines in our more-favored markets, such as Singapore and Thailand.
                      ...................................
                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 10-31-98

                                 1-year -25.12%
                                 3-year -15.18%
                        Since Inception -10.24%
                          (on 12-31-93)
                      ...................................
                                  INVESTMENTS
                                   BY COUNTRY
                       Based on net assets as of 10-31-98

                        COUNTRY       % OF NET ASSETS
                        .............................
                        Japan                   19.7%
                        Singapore               17.5%
                        Australia               10.5%
                        Hong Kong               10.0%
                        Thailand                 9.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

PERSPECTIVES
FROM THE MANAGER

/s/ Anthony Cragg
Anthony Cragg
Portfolio Manager

 ...............................................................................

For most of the past year, we faced exceedingly difficult markets and determined that a defensive stance was most appropriate, moving heavily into cash. Toward the end of the year, however, we began to see more positive signs. In September and October, we took the Fund from close to its maximum allowable cash position to being as close to fully invested as was practical. We took advantage of investment bargains brought about by the long and indiscriminate bear market, positioning the Fund for the recovery that we are increasingly hopeful has already begun. While reinvesting, we emphasized Singapore and Thailand. Toward the very end of the reporting period, we built up our positions in Korea and Indonesia.

We believe Southeast Asian economies are likely to remain in their present slump for at least another year. However, we began moving now because stocks often go up in anticipation of an economic improvement well ahead of its actual occurrence. The region's economies have recently stopped getting worse and, in some cases, appear to be improving. This should be significant enough to convince investors that they no longer need to avoid Asia entirely, and that they should perhaps begin investing there.

The risk/reward equation in Asia continues to look more and more favorable.

 ................................................................................

COUNTRIES WHERE GOVERNMENTS AND THE PRIVATE SECTOR HAVE TAKEN APPROPRIATE STEPS TO REMEDY THEIR PROBLEMS SHOULD OUTPACE THOSE RESISTING REFORM.
 ................................................................................

--------------------------------------------------------------------------------
* The MSCI AP Index is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.dollar adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

Of course, countries where governments and the private sector have taken appropriate steps to remedy their problems should outpace those resisting reform.

This is not to say that rallies in Asian markets will be easy, uniform or in a straight line. The markets are likely to be volatile as lingering bears, looking at the past and present, clash with bullish investors who are viewing the region with an eye to the future. Despite likely volatility, we think the basic level of risk associated with Asian investing has been significantly reduced by a number of factors: hedge funds have largely exited the market, interest rates are lower, and local currencies have stabilized. This should allow the long-term potential of the region to once again shine through the gloom.

After a long and difficult time for Asian stock markets, we believe that investors' patience and perseverance will finally be rewarded over the coming months and years. We are quietly confident that October's rise of 15.29% for the Strong Asia Pacific Fund was not a flash in the pan, but an early sign of better investment returns to come.

We appreciate your continued investment in the Strong Asia Pacific Fund. Thank you for your support.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                           From 12-31-93 to 10-31-98

[GRAPH]
                 THE STRONG ASIA                        Lipper Pacific Region
                  PACIFIC FUND          MSCI AP*            Funds Index*
         12-93       10,000             10,000                 10,000
         12-94        9,473              8,772                  9,475
         12-95       10,035              9,305                  9,729
         12-96       10,246             10,388                  9,994
         12-97        7,071              6,835                  7,278
         10-98        5,931              6,005                  6,482


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex-Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

YOUR FUND'S APPROACH

THE STRONG ASIA PACIFIC FUND INVESTS PRIMARILY IN THE STOCKS OF COMPANIES LOCATED IN ASIA AND THE PACIFIC BASIN. THE AIM IS TO GIVE INVESTORS EXPOSURE TO A DYNAMIC AND POTENTIALLY REWARDING REGION OF THE WORLD. WE FOCUS ON FINDING HIGH-QUALITY COMPANIES WHOSE SHARES OFFER OUTSTANDING VALUE. LEVELS OF INVESTMENT IN INDIVIDUAL COUNTRIES ARE RAISED AND LOWERED ACCORDING TO THE PARTICULAR ECONOMIC OUTLOOK OF EACH ONE. THE FUND'S MANAGEMENT USES ITS EXPERIENCE AND CONTACTS TO ASSEMBLE A PORTFOLIO SOMEWHAT BROADER AND BOLDER THAN THAT OF A CONVENTIONAL FUND OR INDEX.

 ................................................................................

MARKET HIGHLIGHTS

o Over the 12 months ended October 31, 1998, Asia wrestled with collapsing economic and export growth, massive currency declines, huge falls in property prices, mushrooming bad debt, and serious problems in financial systems. The Fund's benchmark, the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index returned -18.90% for the year.*

o Countries such as Malaysia and Indonesia also experienced social unrest as citizens reacted angrily to government corruption and plummeting incomes and living standards.

o The worst-hit markets were China, Indonesia, and Malaysia, all down as much as 50% in dollar terms at one point. Japan and Taiwan fared comparatively better.

                               ========================
                    THE STRONG FOREIGN MAJORMARKETS(SM) FUND
                    -----------========================-----

FUND HIGHLIGHTS

o From its June 30, 1998 inception through October 31, 1998, the Fund returned -6.90%. Although the Fund showed a loss for this four-month period, it has held up well against the average for similar funds.

o Over this period, the Fund benefited from being slightly overweighted in European stocks and underweighted in stocks from Japan and other Asian markets. Some of the stocks in the portfolio, particularly some from the United Kingdom, rose as a mergers-and-acquisitions frenzy spread across the Atlantic.

o Overall performance is behind the benchmark's because of the higher trading costs associated with a new, smaller fund.

 ................................................................................

                                 TOTAL RETURN(1)
                                 As of 10-31-98
                       Since Inception           -6.90%
                          (on 6-30-98)

 ................................................................................
                                  INVESTMENTS
                                   BY COUNTRY

                       Based on net assets as of 10-31-98

                      COUNTRY               % OF NET ASSETS
 ................................................................................
                      United Kingdom                  20.2%
                      Japan                           20.0%
                      Germany                         11.5%
                      France                           8.9%
                      Switzerland                      7.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Shirish Malekar
Shirish Malekar
Portfolio Manager

 ................................................................................

After a strong first half of 1998, stock markets around the world continued to rally until mid-July. Almost all major European equity markets are in positive territory for the year, but have seen significant corrections since their peaks in mid-July. Perceived and actual weakness in their economies, pressure on corporate earnings, and repercussions from the Russian debt default have led to these corrections. For the period from July 1 through October 31, most European markets were down 25% to 40% and major Asian markets were down about 15%.

There are several ways that the turmoil in emerging markets spread to developed markets as well. First, the currencies of commodity-exporting countries--such as Australia, Canada, New Zealand, and Norway--depreciated rapidly. To slow down this decline, Canada and Norway sharply raised interest rates. Second, many banks in major countries have exposure to emerging markets. The problems in less-developed nations rattled these institutions, presenting a threat to the stability of the financial system at home. Consequently, financial stocks were hit hard around the globe. Third, investor confidence was shaken by both of the previously mentioned factors.

 ................................................................................

FOR THE PERIOD FROM JULY 1 THROUGH OCTOBER 31, MOST EUROPEAN MARKETS WERE DOWN 25% TO 40% AND MAJOR ASIAN MARKETS WERE DOWN ABOUT 15%.

 ................................................................................

--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

There are fears that this could still result in a decline in consumer spending--though whether the downturns will in fact have this impact on the real economy remains to be seen.

The European and Japanese currencies reversed their downtrend versus the U.S. dollar. The recent currency appreciation has softened the impact of foreign stock-market declines when returns are expressed in U.S. dollar terms.

Looking forward, we anticipate maintaining our portfolio strategy. Our stock-selection process and, to a lesser degree, our decisions regarding the countries we choose to emphasize and de-emphasize will drive the Fund's performance relative to its benchmark. We intend to rebalance the portfolio once a year, though we may make smaller changes once a quarter.

Thank you for your investment in the Strong Foreign MajorMarkets Fund. We look forward to earning your continued confidence.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            From 6-30-98 to 10-31-98
[GRAPH]
              THE STRONG FOREIGN                       Lipper International
             MAJORMARKETS(SM)FUND    MSCI EAFE(TM)*        Funds Index*
      6-98         10,000               10,000                 10,000
      7-98          9,970               10,101                 10,153
      8-98          8,760                8,850                  8,693
      9-98          8,470                8,579                  8,422
     10-98          9,310                9,473                  9,042


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------


YOUR FUND'S APPROACH

THE STRONG FOREIGN MAJORMARKETS(SM) FUND PURSUES CAPITAL GROWTH BY INVESTING PRIMARILY IN STOCKS FROM COMPANIES IN ESTABLISHED FOREIGN MARKETS. STOCKS ARE SELECTED FROM EACH COUNTRY IN ITS BENCHMARK INDEX (THE MSCI EUROPE, AUSTRALASIA, AND FAR EAST (EAFE) INDEX). THE FUND'S INVESTMENT PROCESS SCREENS FOR STOCKS WITH BETTER FUNDAMENTAL CHARACTERISTICS THAN ARE TYPICAL FOR OTHER COMPANIES IN THEIR COUNTRY. MANAGEMENT ALSO LOOKS FOR STOCKS THAT ARE CHEAPER THAN THE NORM IN THEIR MARKET. THE PORTION OF ASSETS ALLOCATED TO EACH COUNTRY WILL BE WITHIN 20% OF ITS WEIGHTING IN THE EAFE INDEX.

 ................................................................................

MARKET HIGHLIGHTS

o The MSCI EAFE index returned -5.27% in the four-month period from the Fund's inception through October 31, 1998.

o After a strong first half, global equity markets peaked in mid-July and corrected severely in the subsequent three months. Some European stock markets were down almost 50% from peak to trough. The Japanese stock market return was positive but mainly due to the yen's appreciation versus the U.S. dollar.

o The Russian and Asian crises affected global stock markets in a number of ways. The financial and commodity-producing sectors were hardest-hit worldwide.

                                 ===================
                      THE STRONG INTERNATIONAL STOCK FUND
                      -----------===================-----


FUND  HIGHLIGHTS

o    The Fund returned -21.44% for the 12 months ended October 31, 1998.

o New management came to the Fund in May 1998. Major changes included reducing the number of stocks, cutting emerging-market exposure, and eliminating closed-end funds and illiquid stocks.

o The Fund was overweighted in Western Europe, as well as in banks, insurance, and technology. These positions hurt performance in September and October.

o The Fund stayed fully invested in stocks. We did not sell out of companies we continue to believe in, even if they were hurt by the recent downturns.

 ................................................................................

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 10-31-98
                          1-year               -21.44%
                          3-year                -6.64%
                          5-year                -1.82%
                 Since Inception                 2.83%
                     (on 3-4-92)

 ................................................................................

                                  INVESTMENTS
                                   BY COUNTRY
                       Based on net assets as of 10-31-98

                      COUNTRY              % OF NET ASSETS
 ................................................................................
                      Hong Kong                      26.3%
                      United Kingdom                 26.0%
                      France                          7.8%
                      Netherlands                     7.4%
                      Italy                           6.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ David Lui
David Lui
Portfolio Manager

 ................................................................................


Although fears of a global recession at times drove the markets, we don't believe the world will fall into one. And even if a recession were to come about, we believe that global central banks will do their utmost to maintain a stable economic environment, primarily by making cuts in benchmark interest rates. Therefore, we anticipate that a slow growth environment will prevail over the gloom-and-doom scenario some observers have forecast recently.

Despite recent missteps, Western Europe appears likely to remain one of the most attractive areas to invest in during 1999 for several reasons:

1. The launch of the European Monetary Union on January 1, 1999, which should ease international trade.
2. Increasing stock buybacks among European companies, which can boost stock prices and increase shareholder value.
3. Continued restructuring, consolidation, and deregulation. The drive for efficiency that swept through the U.S. in the late 1980s and early 1990s is just beginning in Europe.
4.   Welfare reforms that will reduce the burden on national treasuries.

We also believe interest rates will continue to fall over the next few months, which bodes well for the battered Asian economies. We believe the most attractive Asian market for the near future is Hong Kong, because:

1. Its stock market is centered on real estate and banking. Both industries can respond very favorably to declining interest rates.

 ................................................................................

WE  ANTICIPATE   THAT  A  SLOW  GROWTH   ENVIRONMENT   WILL  PREVAIL  OVER  THE
GLOOM-AND-DOOM SCENARIO SOME OBSERVERS HAVE FORECAST RECENTLY.

 ................................................................................

--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

2. There are fewer shares available on the Hong Kong stock market in the wake of the government's recent substantial purchases. This tightened supply could move prices up.
3. The recent strength of the Japanese yen significantly reduced the threat of a currency devaluation.

Over the next six to 12 months, we intend to modify our weighting in Western Europe, pulling back from our previous heavy emphasis on this region. We remain firm believers in the region's bright prospects, but we also believe that declining interest rates may benefit Southeast Asian markets. As a result, we're investing more in the Far East. And although our investments in real estate, bank, and insurance stocks hurt the Fund in September and early October, we believe the current interest-rate climate will work to their benefit. Thus we're maintaining our holdings in these areas.

After a month and a half of dire predictions by various market gurus and strategists, the sun has returned to global stock markets. While there may be a slowdown in the global economy, we believe rumors of its demise were greatly exaggerated.

Thank you for your investment with the Strong International Stock Fund. We appreciate the confidence you've shown us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-4-92 to 10-31-98
[GRAPH]
          THE STRONG INTERNATIONAL                         Lipper International
                STOCK FUND            MSCI EAFE(TM)*            Funds Index*
      2-92        10,000                 10,000                    10,000
     12-92         9,819                  9,484                     9,495
     12-93        14,508                 12,572                    13,215
     12-94        14,282                 13,550                    13,118
     12-95        15,399                 15,069                    14,433
     12-96        16,660                 15,980                    16,515
     12-97        14,294                 16,264                    17,712
     10-98        12,040                 17,860                    18,546


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.

--------------------------------------------------------------------------------

YOUR FUND'S APPROACH

THE STRONG INTERNATIONAL STOCK FUND SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. OUR THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. WE EXAMINE THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES TO DECIDE HOW MUCH OF THE FUND'S ASSETS--IF ANY-- TO INVEST IN EACH ONE. THEN WE CHOOSE INDIVIDUAL STOCKS BASED ON RIGOROUS ANALYSIS INCORPORATING INTERVIEWS WITH A COMPANY'S LEADERSHIP. WE MAKE TAX EFFICIENCY A PRIORITY AND SOMETIMES INVEST TO MANAGE RISK FROM FLUCTUATIONS IN FOREIGN CURRENCY VALUES.

 ................................................................................

MARKET HIGHLIGHTS

o The MSCI Europe, Australasia, and Far East Index, the Fund's benchmark, returned 9.65% for the 12 months through October 31, 1998.*

o Western Europe fell hard in September and early October after accumulating strong gains through July.

o In September and October, Japanese stocks benefited from the yen's 33% surge in value. The Hong Kong government supported its country's markets by using currency reserves to purchase stocks.

o Concerns following Russia's default on its debt, Latin American turmoil, and hedge-fund crises drove investors out of financial-services companies. Fear of a recession, which could cut corporate spending, led investors to shun high-tech firms.

                                       ========
                            THE STRONG OVERSEAS FUND
                            -----------========-----

FUND  HIGHLIGHTS

o The Fund returned -18.00% for the four months from its inception on June 30, 1998 through October 31, 1998.

o The Fund was overweighted in Western Europe, as well as in banks, insurance, and technology. These positions helped the Fund in July and August, but were a drag on performance in September and October.

o The Fund stayed fully invested in stocks, in keeping with our long-term perspective. We did not sell out of companies that we continue to believe in, even if their market prices suffered in the recent downturns.

 ................................................................................

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS
                                 As of 10-31-98

                         Since Inception      -18.00%
                            (on 6-30-98)

 ................................................................................

                                  INVESTMENTS
                                   BY COUNTRY
                       Based on net assets as of 10-31-98

                      COUNTRY              % OF NET ASSETS
 ................................................................................
                      United Kingdom                 26.5%
                      Hong Kong                      23.7%
                      Italy                          11.5%
                      Finland                         8.0%
                      Netherlands                     6.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ David Lui
David Lui
Portfolio Manager

--------------------------------------------------------------------------------

Driving the global markets over the past few months were fears of a global recession--fears that we don't share. Even if a recession were to develop, it's our belief that global central banks will strive to maintain a stable economic environment by cutting benchmark interest rates.

Despite its recent difficulties, we believe Western Europe will remain one of the most attractive areas to invest in for 1999 because:
1. International trade may grow, helped along by the European Monetary Union, which launches on January 1, 1999.
2. European companies are increasingly buying back shares, boosting stock prices and increasing shareholder value.
3. The drive for efficiency that improved corporate performance in the U.S. through the late 1980s and early 1990s is just beginning in Europe. We expect to see more restructuring, consolidation, and deregulation.
4. Changes in social welfare systems will reduce the burden on national treasuries, fostering lower interest rates.

We believe interest rates will fall further over the next few months. That could help the recovery of battered Asian economies. The region will need considerable time and resources to recover. In the near future, we believe that Hong Kong may be an attractive market for investing--certainly the most attractive in Asia--for several reasons:

 ................................................................................

DRIVING THE GLOBAL MARKETS OVER THE PAST FEW MONTHS WERE FEARS OF A GLOBAL RECESSION--FEARS THAT WE DON'T SHARE.

 ................................................................................

--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
8

1. With interest rates declining, the region's focus on real estate and banking should be in its favor. Those industries usually respond very positively to falling rates.
2. Tight supply of shares on the Hong Kong stock market--the result of the government's recent buying--can help push stock prices upward.
3. There is far less threat of a currency devaluation, thanks to the Japanese yen's recent recovery.

We're still big believers in Western Europe's prospects, but as other opportunities are emerging, we intend to modify our position there over the next six to 12 months. The declining interest rates that we anticipate may benefit Southeast Asian markets in particular, so we believe this is a good time to invest more in the Far East, particularly Hong Kong. Falling interest rates benefit real estate, bank, and insurance stocks, so we're maintaining our investments in them.


There've been many dire predictions about the global stock markets, but they appear to have been wrong. Although some sun is finally shining through, we won't be surprised if there's a slowdown in the global economy--but that's very different from expecting its demise.

Thank you for investing in the Strong Overseas Fund. We look forward to earning your confidence in the months and years ahead.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            From 6-30-98 to 10-31-98
[GRAPH]
             THE STRONG                              Lipper International
            OVERSEAS FUND       MSCI EAFE(TM)*            Funds Index*
     6-98      10,000              10,000                   10,000
     7-98      10,570              10,101                   10,153
     8-98       9,290               8,850                    8,693
     9-98       8,370               8,579                    8,422
    10-98       8,200               9,473                    9,042


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

YOUR FUND'S  APPROACH

THE STRONG OVERSEAS FUND SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. OUR THREE-STEP INVESTMENT
PROCESS  INVOLVES  COUNTRY   ALLOCATION,   INTENSIVE  RESEARCH,   AND  CURRENCY
MANAGEMENT. WE STUDY INDIVIDUAL COUNTRIES TO DECIDE WHETHER, AND HOW MUCH, TO INVEST IN EACH. STOCKS ARE CHOSEN THROUGH RIGOROUS ANALYSIS THAT INCLUDES INTERVIEWS WITH COMPANY LEADERS. TAX EFFICIENCY IS A PRIORITY, AND THE FUND SOMETIMES INVESTS TO MINIMIZE RISK FROM FOREIGN-CURRENCY FLUCTUATIONS. AT TIMES, THE FUND MAY TAKE AGGRESSIVE POSITIONS IN COMPANIES AND COUNTRIES.

 ................................................................................

MARKET HIGHLIGHTS

o The MSCI Europe, Australasia, and Far East Index, the Fund's bench-mark, returned -5.27% for the four months from the Fund's inception through October 31, 1998.*

o Western Europe, whose markets had prospered while emerging markets tumbled, fell hard in September and early October.

o In September and October, Japanese stocks benefited from the yen's 33% surge in value. Also, the Hong Kong government supported its country's equity markets by purchasing stocks with currency reserves.

o Financial-services companies fell in the wake of Russia's default on its debt, Latin American turmoil, and hedge-fund crises. High-tech firms also tumbled, as investors feared a recession could cut corporate spending.

                                ======================
                     THE STRONG GLOBAL HIGH-YIELD BOND FUND
                     -----------======================-----

FUND HIGHLIGHTS

o The Fund returned -11.85% for the six months ended October 31, 1998, and -7.99% for the nine-month period since its inception on January 31, 1998.

o The Fund outperformed its benchmark, although its overall performance was negative. This relative outperformance is attributable to the Fund's defensive posture, which kept it out of some of the most troubled markets:
     Russia, Venezuela, and Brazil.

o Our allocation to the U.S. high-yield market also somewhat cushioned the Fund's returns.

 ................................................................................

                                 TOTAL RETURN(1)
                                 As of 10-31-98

                          Since Inception       -7.99%
                             (on 1-31-98)

 ................................................................................

                              PORTFOLIO STATISTICS
                                 As of 10-30-98

                      30-DAY ANNUALIZED
                                 YIELD(2)          7.22%

                                Average
                        credit quality(3)          BB

                      Average maturity(4)          5.0 years



PERSPECTIVES
FROM THE MANAGERS

/s/ John T. Bender       /s/ Shirish Malekar      /s/ Jeffrey A. Koch
John T. Bender           Shirish Malekar          Jeffrey A. Koch
Portfolio Co-manager     Portfolio Co-manager     Portfolio Co-manager

 ................................................................................

In the past nine months, we witnessed economic crises and panics around the world that one might expect to happen perhaps once in a lifetime. First, the Asian financial crisis sparked a political crisis in Indonesia, and has since led to changes in governments across most of the region. As problems in that part of the world continued to unfold, Russia defaulted on almost $120 billion of debt. The uncertainty in these two large regions led to continued increases in the yields paid on higher-risk investments. As one would expect, the volatility was the greatest among emerging-market securities.

Although the Fund has a negative return so far, it has been more stable than many other funds that invest in emerging-market assets. There are two primary reasons for this: First, our fixed-income management team has been working to upgrade the credit quality of the portfolio throughout the year. Also, later in the year we emphasized higher-quality Latin American countries such as Mexico and Argentina, while keeping our distance from Russia, Venezuela, and Brazil. This helped the Fund avoid the catastrophic declines in Russian and Venezuelan debt prices in particular.

In addition, we gradually moved assets from emerging markets into high-yield issues from the U.S. As emerging markets' losses spread, investors in U.S. bonds became much more risk averse, leading to a decline in domestic high-yield bond prices that was far greater than any decline in domestic credit quality.

 ................................................................................

IN THE PAST NINE MONTHS, WE WITNESSED ECONOMIC CRISES AND PANICS AROUND THE WORLD THAT ONE MIGHT EXPECT TO HAPPEN PERHAPS ONCE IN A LIFETIME.

 ................................................................................

--------------------------------------------------------------------------------

* The Global High-Yield Bond Index is comprised fo 65% J.P. Morgan Emerging Markets Bond Index + and 35% Lehman Brothers High-Yield Bond Index. The J.P. Morgan Emerging Markets Bond Index + is an unmanaged index generally representative of emerging market debt obligations. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representitive of corporate bonds rated below investment-grade. The Lipper Global Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Bloomberg and Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

As a result, the aftermath of the Russia debt default and subsequent stock market declines around the world has made U.S. high-yield bonds very attractive.

During the financial crisis and panics, our primary concern in approaching these markets over the near term has been preservation of capital. The fiscal, economic, and political landscape in emerging markets has not improved--in fact, it has continued to deteriorate. In response, we have adopted a very defensive posture. Although the recent interest-rate cut by the Federal Reserve has been of short-term benefit, to truly correct problems in emerging markets will require more time, capital, and appropriate policy changes. Therefore, we will continue to position the Fund in a defensive manner until credible policy responses begin to develop.

Thank you for your investment in the Strong Global High-Yield Bond Fund. We look forward to helping you pursue your important financial goals in the years to come.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            From 1-31-98 to 10-31-98
[GRAPH]
           THE STRONG GLOBAL        Global High-Yield       Lipper Global
          HIGH-YIELD BOND FUND         Bond Index*        Income Funds Index*
    1-98        10,000                   10,000                 10,000
    2-98        10,221                   10,206                 10,086
    4-98        10,437                   10,435                 10,209
    6-98        10,135                   10,041                 10,166
    8-98         9,107                    8,022                  9,844
   10-98         9,201                    8,791                 10,335


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Global High-Yield Bond Index and the Lipper Global Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

1 Total return is not annualized and measures aggregate change in the value of an investment in the fund, assuming reinvestment of dividends.
2 As of October 30, 1998, the Advisor was temporarily absorbing expenses of 4.55%. Otherwise, the Fund's yield would have been 2.67% and the total return would have been lower. Yields are historical, do not represent future yields, and will vary.
3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
4    The Fund's average maturity includes the effect of futures and options.


YOUR FUND'S  APPROACH

THE STRONG GLOBAL HIGH-YIELD BOND FUND PURSUES A HIGH LEVEL OF CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND INVESTS PRIMARILY IN MEDIUM- AND
LOWER-QUALITY BONDS ISSUED BY U.S. AND FOREIGN COMPANIES. WE START OUR INVESTMENT PROCESS WITH A BROAD, TOP-DOWN ANALYSIS OF WORLD MARKET AND FINANCIAL CONDITIONS. THIS ANALYSIS LEADS US TO COUNTRIES AND COMPANIES WHOSE BONDS WE BELIEVE OFFER THE POTENTIAL FOR HIGH INCOME AND CAPITAL APPRECIATION. IN UNCERTAIN ECONOMIC TIMES, WE MAY AVOID EMERGING MARKETS AND MAY EVEN INVEST ONLY IN U.S. HIGH-YIELD BONDS.

 ................................................................................

MARKET  HIGHLIGHTS

o The Asian crisis and the Russian debt default led to large-scale selloffs of bonds from lower-rated markets, driving prices downward dramatically. Hedge funds that had invested heavily in those regions spurred the downturn, as they were forced to sell those holdings.

o The Global High-Yield Bond Index (composed 65% of the J.P. Morgan Emerging Markets Bond Index + and 35% of the Lehman Brothers High-Yield Bond Index) is the Fund's bench-mark. This index returned -15.75% for the six-month period ended October 31, 1998, and returned -12.09% for the nine months since the Fund's inception on January 31, 1998.*

                                  ==================
                       THE STRONG INTERNATIONAL BOND FUND
                       -----------==================-----

FUND HIGHLIGHTS

o The Fund returned 10.87% for the 12-month period ended October 31, 1998. As of October 30, its 30-day current yield stood at 3.43%.

o The Fund benefited from having greater exposure in established countries, including Germany, France, and the United Kingdom, where interest rates dropped sharply in response to Russia's financial crisis and hedge fund troubles. The Fund also benefited from the loss in value of the U.S. dollar relative to the Japanese yen and European currencies.

o The Fund's overall performance was dragged down slightly by the Fund's exposure (roughly 10%) to emerging markets, including Argentina, Brazil, and Mexico.

 ................................................................................

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 10-31-98

                               1-year       10.87%
                               3-year        6.13%
                      Since Inception        9.62%
                         (on 3-31-94)

 ................................................................................

                              PORTFOLIO STATISTICS
                                 As of 10-30-98

                                     30-DAY
                         ANNUALIZED YIELD(1)       3.43%

                                    Average
                           credit quality(2)       AA

                         Average maturity(3)       7.7 years


PERSPECTIVES
FROM THE MANAGER


/s/ Shirish Malekar
Shirish Malekar
Portfolio Manager

 ................................................................................

The past year has been marked by an all but unprecedented series of financial and economic crises around the world, particularly in Russia and the rest of the emerging markets. These produced a flight to quality that saw investors flock out of emerging markets and into high-quality bonds from the U.S. and other major countries. As a result, interest rates in these countries are at historically low levels.

The extreme fragility of the Japanese financial system forced the Bank of Japan to lower interest rates to 0.25%. We never thought that any country, let alone the second-largest economy in the world, would have interest rates so close to zero. This sustained weakness in the Japanese economy has prolonged the Asian crisis that started in the summer of 1997 and has seen many Asian countries report depressionary declines in economic output.

Anticipating declining interest rates, we kept the Fund's duration--its sensitivity to interest-rate changes--longer than its benchmark index's. In anticipation of some of the economic crises, we had also reduced our emerging-market exposure from about 30% in late 1997 to about 10% in mid-1998. Our remaining emerging-markets positions are short duration (thus lower risk) and in relatively high-quality emerging countries like Argentina and Mexico, or from higher-quality issuers like the Bank of Boston in Brazil.

 ................................................................................

                             INVESTMENTS BY COUNTRY

                                      Japan
                                      23.6%
                                  -------------
                                     Germany
                                      19.5%
                                  -------------
                                      Italy
                                      17.8%
                                  -------------
                                 United Kingdom
                                      8.6%
                                  -------------
                                     Denmark
                                      8.3%

 ................................................................................

--------------------------------------------------------------------------------

* The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

Even these issues were hit hard, as panicked hedge-fund selling in effect threw out the baby with the bathwater.

Looking forward, we believe that the worst global financial crisis since the Great Depression is behind us. Global economic growth may have slowed down, which should keep interest rates low in major developed countries. Europe and the U.S. should grow in the next year, but at a much slower pace. We will continue to maintain the Fund's duration near or longer than the benchmark's. If interest rates continue to decline, as we anticipate, this should benefit your returns.

Emerging countries will likely need more time to recover, but as long as Brazil, China, and Hong Kong maintain the value of their currencies, we believe we have seen the worst in the emerging countries. In the meantime, we believe that there is value in short-duration emerging market bonds. An encouraging sign is that the Japanese government is taking steps to address the problems in its financial sector. These efforts, in turn, should help the recovery in the rest of Asia.

Thank you for your investment in the Strong International Bond Fund. We look forward to working with you in the months and years to come.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-31-94 to 10-31-98
[GRAPH]
         THE STRONG        Salomon Brothers Non-U.S.
        INTERNATIONAL        World Government Bond      Lipper International
          BOND FUND        Index (Currency Unhedged)*    Income Funds Index*
 3-94     10,000                   10,000                      10,000
12-94     10,866                   10,396                       9,837
12-95     12,937                   12,428                      11,700
12-96     13,966                   12,938                      12,784
12-97     13,297                   12,387                      12,991
10-98     15,235                   14,485                      14,463


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

1 From time to time, the Fund's advisor has waived its management fees resulting in higher returns and without these waivers the rankings may have been lower.
2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
3    The Fund's average maturity includes the effect of futures.


YOUR FUND'S APPROACH

THE STRONG INTERNATIONAL BOND FUND INVESTS FOR HIGH TOTAL RETURN BY FOCUSING ON INVESTMENT-GRADE BONDS ISSUED IN FOREIGN COUNTRIES. THE FUND'S INVESTMENT PROCESS BEGINS WITH A BROAD ANALYSIS OF GLOBAL FINANCIAL CONDITIONS. WE STRIVE TO IDENTIFY COUNTRIES WHOSE BONDS MAY OFFER THE POTENTIAL FOR CAPITAL GAINS, OR A HIGHER LEVEL OF INCOME THAN IS TYPICAL. THE FUND IS NONDIVERSIFIED, AND SO MAY CONCENTRATE MORE OF ITS ASSETS IN A SINGLE BOND THAN WOULD A DIVERSIFIED FUND. BECAUSE THE FUND'S INVESTMENTS ARE NOT HEDGED AGAINST CHANGES IN CURRENCY
VALUES, THE FUND FACES THE RISK--AND POTENTIAL BENEFIT--OF THE U.S. DOLLAR'S FLUCTUATIONS RELATIVE TO OTHER MAJOR CURRENCIES.

 ................................................................................

MARKET HIGHLIGHTS

o The Fund's benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (currency unhedged), returned 12.79% for the 12 months ended October 31, 1998.* This index includes only developed markets--those that benefited from the global rush to buy high-quality bonds.

o The Asian economic crisis has affected economies the world over, but most particularly those of other developing countries. All nongovernment bond sectors--including corporate bonds, mortgage-backed bonds, and emerging-markets issues--posted their worst performance in more than a decade.

o The Federal Reserve cut U.S. interest rates by 0.50%. After the Fed's rate cut, many countries followed suit and lowered interest rates.

                                ======================
                     THE STRONG SHORT-TERM GLOBAL BOND FUND
                     -----------======================-----

FUNDS HIGHLIGHTS

o    The Fund posted a return of 3.79% for the 12 months ended October 31, 1998.

o The Fund benefited from emphasizing established markets, including the U.S., Germany, and the United Kingdom, as interest rates dropped sharply in those countries. Those declines were in response to the financial crisis in Russia and troubles with some hedge funds.

o Hurting the Fund's performance was its exposure (roughly 20% of assets) to emerging markets, including Argentina, Brazil, and Mexico.

o The Fund has moved to a diversified approach, a change from its former nondiversified strategy.

 ................................................................................

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS
                                 As of 10-31-98

                                1-year      3.79%
                                3-year      6.97%
                       Since Inception      7.55%
                          (on 3-31-94)

 ................................................................................

                              PORTFOLIO STATISTICS
                                 As of 10-30-98

                        30-DAY ANNUALIZED
                                  YIELD(1)         6.08%

                                  Average
                         credit quality(2)         AA

                      Average  maturity(3)         2.3 years


PERSPECTIVES
FROM THE  MANAGER


/s/ Shirish Malekar
Shirish Malekar
Portfolio Manager

 ................................................................................

In the past 12 months, the global financial markets witnessed crisis after crisis--a series of events that we could hardly expect to face more than once in a lifetime. Financial and economic crises around the world, particularly in Russia and the rest of the emerging markets, precipitated a flight to quality. As wary investors moved their assets out of emerging markets and into high-quality government bonds from the U.S. and other established, stable countries, interest rates in established markets dropped significantly.

The extreme fragility of the Japanese financial system forced the Bank of Japan to lower interest rates to 0.25%. For the second-largest economy in the world to post interest rates so close to zero is something we never thought we would see. The weakness of the Japanese economy has prolonged the Asian crisis, with many Asian countries reporting depression-level declines in their economic output.

To help reduce the pressure within and on global markets, the Federal Reserve (or Fed) lowered U.S. interest rates this autumn. Many other countries lowered their own interest rates in response.

In anticipation of these falling rates, we had structured the portfolio to make it respond more positively to declines in interest rates. We also had prepared the portfolio for some of the global financial crises, reducing the Fund's emerging-market exposure from about 30% in late 1997 to just about 10% in mid-1998.

 ................................................................................

                                 INVESTMENTS BY
                                    COUNTRY

                                    Germany
                                     11.8%
                                  -----------
                                     Italy
                                      7.3%
                                  -----------
                                     Brazil
                                      3.8%
                                  -----------
                                  New Zealand
                                      3.3%
                                  -----------
                                     Greece
                                      2.3%

 ................................................................................

--------------------------------------------------------------------------------

* The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. Rolling one-month-forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keeps a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Brothers. Source of the Lipper data is Lipper Analytical Services, Inc.

The emerging-market investments that remain in the Fund are short-term issues from relatively high-quality emerging countries such as Argentina and Mexico, or from such high-quality issuers as the Bank of Boston in Brazil. Even these were hit hard in the recent panic.

We believe that the recent crisis has slowed global economic growth, and will keep interest rates in major developed countries down for the foreseeable future. The economies of Europe and the U.S. should grow in the coming year, but at a much slower pace. Emerging markets may take time to recover, but as long as Brazil, China, and Hong Kong can maintain the strength of their currencies, we believe that emerging markets may already have passed through the worst of the trouble.

We continue to believe that short-term emerging-market bonds offer value. We're encouraged that the Japanese government is taking steps to address its problems in the financial sector--steps that could help the recovery of other Asian markets.

Thank you for your investment in the Strong Short-Term Global Bond Fund. We look forward to earning your continued confidence.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-31-94 to 10-31-98
[GRAPH]
                            Salomon Brothers 1-3
   THE STRONG SHORT-TERM    Year World Government      Lipper Short World Multi-
     GLOBAL BOND FUND    Bond Index(Currency Hedged)*    Market Income Average*
 3-94     10,000                  10,000                        10,000
12-94     10,513                  10,153                         9,682
12-95     11,612                  11,286                        10,418
12-96     12,775                  12,088                        11,243
12-97     13,629                  12,856                        11,645
10-98     13,961                  13,696                        12,109


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

1 From time to time, the Fund's advisor has waived its management fees resulting in higher returns and without these waivers the rankings may have been lower.
2 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
3    The Fund's average maturity includes the effect of futures.



YOUR FUND'S APPROACH

THE STRONG SHORT-TERM GLOBAL BOND FUND INVESTS FOR HIGH INCOME, FOCUSING ON HIGH-QUALITY, SHORT-TERM BONDS FROM ISSUERS IN THE U.S. AND FOREIGN COUNTRIES. THE PRICES OF SHORT-TERM BONDS ARE GENERALLY LESS SENSITIVE TO CHANGES IN INTEREST RATES AND OTHER MARKET CONDITIONS THAN ARE LONG-TERM BONDS, SO THE FUND'S EMPHASIS ON SHORT-TERM ISSUES HELPS TO KEEP VOLATILITY MODEST. BEFORE CHOOSING INDIVIDUAL INVESTMENTS FOR THE FUND, WE EXAMINE GLOBAL ECONOMIC AND FINANCIAL CONDITIONS TO IDENTIFY COUNTRIES WHOSE BONDS APPEAR TO HAVE POTENTIAL FOR CAPITAL GAINS OR HIGH INVESTMENT INCOME. WE THEN SELECT INDIVIDUAL BONDS THAT WE BELIEVE ARE POISED TO BENEFIT FROM THEIR COUNTRY'S ECONOMIC CONDITIONS.

 ................................................................................

MARKET  HIGHLIGHTS

o The Salomon Brothers 1-3 Year World Government Bond Index (currency hedged) returned 7.71% for the 12 months ended October 31, 1998. Unlike the Fund, this index incorporates only developed markets--which benefited from investors' renewed interest in high-quality bonds.*

o    The  Asian  economic   crisis  has  affected   economies  the  world  over,
     particularly in other  developing  countries.  Many types of nongovernment
     bonds--including   corporate,    mortgage-backed,    and   emerging-market
     issues--posted their worst performance in more than a decade.

o The Federal Reserve cut U.S. interest rates by 0.50%, a move that other countries soon followed.

SCHEDULES OF INVESTMENTS IN SECURITIES                          OCTOBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                            STRONG ASIA PACIFIC FUND
================================================================================
                                                   Shares or
                                                   Principal     Value
                                                     Amount     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 91.8%
AUSTRALIA 10.5%
Australia & New Zealand Banking Group, Ltd.         30,500   $  173,947
BRL Hardy, Ltd.                                     72,780      240,428
Cinema Plus, Ltd.                                  223,500      215,927
News Corporation, Ltd.                              28,000      190,755
Normandy Mining, Ltd.                              326,765      291,252
Oil Search, Ltd.                                   137,800      206,138
Resolute Samantha, Ltd.                            239,000      205,577
Simeon Wines, Ltd.                                 133,500      278,755
Sydney Aquarium, Ltd.                               98,450      233,183
Western Mining Corporation, Ltd.                    73,000      247,024
                                                            -----------
                                                              2,282,986
HONG KONG 8.6%
Asia Satellite Telecommunications Holdings, Ltd.   151,000      267,137
CDL Hotels International, Ltd.                     775,399      198,255
China Telecom (Hong Kong), Ltd. (b)                136,000      255,527
Guoco Group, Ltd.                                  225,000      235,343
HSBC Holdings PLC ADR                                  800      181,600
Peregrine Investment Holdings, Ltd. (b)            100,000            0
Sime Darby (Hong Kong), Ltd.                       662,000      185,931
South China Morning Post Holdings, Ltd.            502,000      269,021
Swire Pacific, Ltd.                                 51,000      270,674
                                                            -----------
                                                              1,863,488
INDIA 5.3%
Aptech, Ltd.                                        10,000      101,538
Bajaj Auto, Ltd.                                    12,100      158,401
Corporation Bank                                    89,000      205,352
Hindalco Industries, Ltd.                            7,000       84,645
Indian Hotels Company, Ltd.                             50          484
The Indian Smaller Companies Fund, Ltd. (b)         13,580      112,171
IS Himilayan Fund NV (b)                            22,000      173,800
Larsen & Toubro, Ltd.                               43,000      146,993
Reliance Industries, Ltd.                              300          778
UTI-Mastergrowth 93 Fund (b)                       687,000      164,035
                                                            -----------
                                                              1,148,197
INDONESIA 4.5%
Gulf Indonesia Resources, Ltd.                      15,300      151,088
Indofood Sukses Makmur Tbk PT (b)                  702,000      159,120
Indosat PT                                         216,000      236,160
London Sumatra Indonesia PT                      1,500,000      190,000
Ramayana Lestari Sentosa Tbk PT                  1,767,000      235,600
                                                            -----------
                                                                971,968
JAPAN 16.8%
Aruze Corporation (b)                               11,000      171,535
Asatsu, Inc.                                         6,500      120,962
Canon Chemicals, Inc.                               24,000      188,162
Canon, Inc.                                          8,000      151,977
Fidelity Japan OTC and Regional Markets
  Fund, Ltd. (b)                                    40,500      132,840
Fujitsu Support and Service, Inc. (Acquired 9/09/98;
  Cost $61,403) (d)                                  2,000      100,801
Honda Motor Company, Ltd.                            7,000      211,080
Ito-Yokado Company, Ltd.                             4,000      234,341
Japan Associated Finance                            13,000      277,763
Japan OTC Equity Fund, Inc. (b)                        300       86,100
Mikasa Coca-Cola Bottling Warrants, Expire 1/05/00(b)1,500       63,249
Mitsukoshi, Ltd.                                    86,000      230,430
Nintendo Company, Ltd.                               1,500      127,940
Nippon Broadcasting System                           6,000      204,187
Nippon Shinpan Company                             120,000      217,110
NTT Mobile Communication Network, Inc.                  70      253,899
Oriental Land Company, Ltd.                          5,600      223,382
Ryohin Keikaku Company, Ltd.                         2,400      260,532
Sanwa Electric Warrants, Expire 1/19/01 (b)            850       28,296
Tokyo Electric Power Company                        14,000      355,820
                                                            -----------
                                                              3,640,406
LEBANON 1.0%
Solidere GDR                                        21,200      227,900

MALAYSIA 2.1%
Berjaya Sports Toto BHD (f)                        169,000       95,238
Kumpulan Guthrie BHD (f)                           200,000       80,295
Malaysia International Shipping BHD (Fgn Reg) (f)  188,000      144,029
Sime Darby BHD (f)                                 261,000      132,663
                                                            -----------
                                                                452,225
NEW ZEALAND 5.7%
Guinness Peat Group PLC                            374,464      281,291
Restaurant Brands New Zealand, Ltd.                457,000      198,237
Shortland Properties, Ltd.                         377,725      103,905
Sky City, Ltd.                                      65,000      195,995
Telecom Corporation of New Zealand, Ltd.           127,000      247,233
Tranz Rail Holdings, Ltd.                          113,000      206,828
                                                            -----------
                                                              1,233,489
PHILIPPINES 4.2%
Benpres Holdings Corporation (b)                 2,450,000      265,112
Cosmos Bottling Corporation                      3,359,000      321,695
SM Prime Holdings, Inc.                          1,897,000      320,886
                                                            -----------
                                                                907,693
SINGAPORE 17.5%
City Developments, Ltd.                             73,000      265,537
Creative Technology, Ltd. (b)                       21,200      309,767
DBS Land, Ltd.                                     245,000      277,928
The Development Bank of Singapore, Ltd. (Fgn Reg)   44,000      276,695
IDT Holdings Singapore, Ltd.                       224,000      171,360
Jurong Shipyards, Ltd.                              60,000      258,940
Keppel Corporation, Ltd.                           184,500      370,820
MMI Holdings, Ltd.                                 586,000      272,768
Natsteel Electronics, Ltd.                         111,000      228,570
Osprey Maritime, Ltd. (b)                          586,000      225,801
Oversea-Chinese Banking Corporation, Ltd.           59,000      258,261
Overseas Union Bank, Ltd. (Fgn Reg)                108,000      294,303
SembCorp Industries, Ltd. (b)                      166,061      164,832
Singapore Press Holdings, Ltd.                      22,500      195,592
United Overseas Bank, Ltd.                          50,000      235,820
                                                            -----------
                                                              3,806,994
SOUTH KOREA 4.6%
Kookmin Bank (b)                                    63,000      227,526
Korea Electric Power Corporation                    12,900      230,008
Pohang Iron & Steel Company, Ltd.                    5,310      233,672
S1 Corporation                                       2,284      306,695
                                                            -----------
                                                                997,901
TAIWAN 0.6%
Jardine Fleming Fund                               320,000      119,598

THAILAND 9.2%
Advanced Info Service PCL (Fgn Reg)                 29,000      213,351
Dusit Thani PCL (Fgn Reg) (b)                      244,500      219,850
Electricity Generating PCL (Fgn Reg) (b)           157,500      416,281
Industrial Finance Corporation of Thailand
(Fgn Reg)                                        1,070,000      430,041
PTT Exploration and Production PCL (Fgn Reg) (b)    34,300      330,850
Royal Garden Resort PCL (Fgn Reg) (b)              434,000      175,906
Shinawatra Computer Company PCL (Fgn Reg) (b)       43,000      206,213
                                                            -----------
                                                              1,992,492
UNITED STATES 0.5%
Freeport-McMoran Copper & Gold, Inc. Class B         9,100      112,044

VIETNAM 0.7%
Beta Mekong Fund (b)                                25,000      143,750
Beta Mekong Fund Warrants, Expire 10/31/09 (b)       5,000        2,750
                                                            -----------
                                                                146,500
--------------------------------------------------------------------------------
Total Common Stocks (Cost $22,112,889)                       19,903,881
--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
================================================================================
                      STRONG ASIA PACIFIC FUND (CONTINUED)
================================================================================
                                                Shares or
                                                Principal       Value
                                                  Amount       (Note 2)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS 4.3%
HONG KONG 1.4%
Shanghai Industrial Investment Company
  Yankee Notes, 1.00%, Due 2/24/03              400,000 USD  $  306,000

JAPAN 2.9%
Fujitsu, Ltd. Bonds, Series 10, 2.00%,
  Due 3/31/04                                25,000,000 JPY     284,096
Konami Company, Ltd. Notes, 0.75%,
  Due 3/31/00                                36,000,000 JPY     355,906
                                                             ----------
                                                                640,002
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $815,783)                         946,002
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 3.5%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 4.25%$ 65,000       65,000

TIME DEPOSITS 3.2%
UNITED STATES
Westdeutsche Landesbank Gironzentrale Grand
  Cayman, 5.6875%, Due 11/02/98                     700,000      700,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $765,000)                     765,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $23,693,672) 99.6%      21,614,883
Other Assets and Liabilities, Net 0.4%                            94,776
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $21,709,659
================================================================================


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                             Settlement       Value        Unrealized
                                Date          in USD      Appreciation
--------------------------------------------------------------------------------
Sold:
29,615,530 JPY                11/24/98       $256,068       $44,195
36,909,600 JPY                 2/16/99        323,211        63,211

================================================================================
                        STRONG FOREIGN MAJORMARKETS FUND
================================================================================
                                                   Shares or
                                                   Principal    Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 92.1%
AUSTRALIA 3.0%
National Australia Bank, Ltd.                        1,790      $23,653
Westpac Banking Corporation, Ltd.                    3,300       20,014
                                                                -------
                                                                 43,667
BELGIUM 1.1%
Compagnie Benelux Paribas SA                            40        2,562
Credit Communal Holding Dexia                           80       12,986
                                                                -------
                                                                 15,548
DENMARK 1.4%
Den Danske Bank Group                                  127       17,270
Unidanmark A/S `A Shares'                               40        3,054
                                                                -------
                                                                 20,324
FINLAND 0.6%
Valmet Oyj                                             764        8,188

FRANCE 8.4%
Air Liquide                                            183       30,683
Compagnie de Saint Gobain                              100       14,820
Compagnie Francaise d'Etudes et de
  Construction Technip                                  20        2,037
Compagnie Generale des Etablissements Michelin
  Class B                                              110        4,541
Credit Commercial de France                            200       14,069
Dexia France                                            90       13,289
Eridania Beghin-Say SA                                  20        3,606
Lagardere Groupe                                       150        6,047
Louis Vuitton Moet Hennessy                             70       12,999
STMicroelectronics (b)                                  80        4,897
Sagem SA                                                 6        3,835
Valeo SA                                               130       11,273
                                                                -------
                                                                122,096
GERMANY 9.3%
Adidas AG                                               60        7,037
Axa Colonia Konzern AG                                 160       18,474
BASF AG                                                 91        3,862
Bayer AG                                               320       13,019
Degussa AG                                              50        2,403
Deutsche Lufthansa AG - Registered Shares              140        3,047
Hoechst AG                                             530       22,172
RWE AG                                                 360       19,543
Schwarz Pharma AG                                       50        3,506
Thyssen AG                                              20        3,603
VEBA AG                                                340       19,012
Viag AG                                                 22       14,962
Volksfuersorge Holding AG                               10        5,568
                                                                -------
                                                                136,208
HONG KONG 1.6%
Asia Satellite Telecommunications Holdings, Ltd.     2,500        4,423
Dickson Concepts International, Ltd.                 2,500        2,421
Elec & Eltek International Holdings, Ltd.           40,000        7,696
Yue Yuen Industrial Holdings                         5,000        8,910
                                                                -------
                                                                 23,450
IRELAND 0.6%
Irish Life PLC                                       1,050        9,314

ITALY 3.8%
Edison Spa                                           3,000       26,560
Eni Spa                                              4,300       25,692
Sorin Biomedica Group Spa                            1,000        3,789
                                                                -------
                                                                 56,041
JAPAN 20.0%
Canon, Inc.                                          1,000       18,997
Chugai Pharmaceutical Company, Ltd.                  1,000        9,132
East Japan Railway Company                               8       47,627
Fuji Electric Company, Ltd.                          1,000        1,766
Hino Motors, Ltd.                                    3,000        8,710
Hitachi Metals, Ltd.                                 2,000        5,169
Hokuetsu Paper Mills, Ltd.                           5,000       25,847
Isuzu Motors, Ltd.                                   6,000       10,494
Kamigumi Company, Ltd.                               1,000        4,299
Kawasaki Heavy Industries, Ltd.                      5,000       10,985
Kubota Corporation                                   3,000        6,668
Kyowa Hakko Kogyo Company, Ltd.                      1,000        5,686
Minolta Company, Ltd.                                1,000        5,057
Mitsui Soko Company, Ltd.                            5,000       18,523
NAMCO, Ltd.                                            300        6,630
NEC Corporation                                      3,000       22,306
Nippon Express Company, Ltd.                         5,000       28,216
Nippon Zeon Company, Ltd.                            2,000        5,652
Oki Electric Industry Company, Ltd.                  6,000       11,993
Sony Corporation                                       200       12,751
Sumitomo Chemical Company, Ltd.                      5,000       16,800
Toshiba Ceramics Company, Ltd.                       2,000        4,342
West Japan Railway Company                               1        4,480
                                                                -------
                                                                292,130
MALAYSIA 0.3%
Telekom Malaysia BHD (f)                             4,000        5,009

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              OCTOBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                  STRONG FOREIGN MAJORMARKETS FUND (CONTINUED)
================================================================================
                                                   Shares or
                                                   Principal    Value
                                                     Amount    (Note 2)
--------------------------------------------------------------------------------



NETHERLANDS 4.8%
Akzo Nobel NV                                           86     $  3,346
Koninklijke KPN NV                                     523       20,346
Koninklijke Philips Electronics NV                     260       13,848
Laurus NV                                               77        1,939
Unilever NV                                            378       28,317
Vendex NV                                              110        2,870
                                                               --------
                                                                 70,666
NEW ZEALAND 0.2%
Fletcher Challenge Energy                            1,760        3,240

NORWAY 0.5%
Christiania Bank Og Kreditkasse                        600        2,119
Den norske Bank ASA                                    860        3,049
Orkla ASA `B Shares'                                   190        2,861
                                                               --------
                                                                  8,029
PORTUGAL 0.7%
BPI-SGPS SA - Registered Shares                        210        6,451
Banco Comercial Portugues SA - Registered Shares       140        4,391
                                                               --------
                                                                 10,842
SINGAPORE 0.8%
City Developments, Ltd.                              3,000       10,912

SPAIN 3.8%
Autopistas, Concesionaria Espanola SA                  220        3,605
Banco Popular Espanol SA                               160        9,897
Endesa SA                                            1,349       34,049
Repsol SA                                              160        8,043
                                                               --------
                                                                 55,594
SWEDEN 3.3%
Industrivarden AB `A Shares'                         1,830       24,241
Nordbanken Holding AB                                4,058       24,425
                                                               --------
                                                                 48,666
SWITZERLAND 7.7%
Alusuisse Lonza Group AG - Registered Shares            22       25,193
Ems-Chemie Holding AG (b)                                1        6,281
Financiere Richemont AG CIE Units                        2        2,663
Motor-Columbus, Ltd.                                     3        5,104
Nestle AG                                               14       29,827
Reisebuero Kuoni AG                                      1        3,581
SGS Societe Generale de Surveillance Holding SA -
  Registered Shares                                     38        7,449
Vontoble Holding AG `B Shares'                          22       33,200
                                                               --------
                                                                113,298
UNITED KINGDOM 20.2%
Allied Zurich PLC (b)                                1,054       12,179
BTR PLC                                              2,530        4,428
Britannic Assurance PLC                              1,020       21,831
British American Tobacco PLC (b)                     1,054        9,390
Bunzl PLC                                            1,330        6,147
Carlton Communications PLC                             580        4,177
Dixons Group PLC                                       770        8,227
Guardian Royal Exchange PLC                          4,190       20,314
IMI PLC                                              1,440        7,114
Morgan Crucible Company PLC                            350        1,846
National Grid Group PLC                              4,037       27,652
National Power PLC                                   1,300       11,299
Premier Farnell PLC                                  1,170        3,282
Prudential Corporation PLC                           2,460       32,011
Scottish Power PLC                                   2,850       28,065
Sedgwick Group PLC                                   1,210        4,549
Smith & Nephew PLC                                   8,000       22,240
Standard Chartered PLC                               1,060       11,406
TI Group PLC                                         1,790       10,672
Unigate PLC                                          1,330       11,616
Unilever PLC                                         2,764       27,773
United Assurance Group PLC                             960        9,349
                                                               --------
                                                                295,567
--------------------------------------------------------------------------------
Total Common Stocks (Cost $1,422,939)                         1,348,789
--------------------------------------------------------------------------------

PREFERRED STOCKS 2.7%
FRANCE 0.5%
Etablissements Economiques du Casino
  Guichard-Perrachon SA                                130        7,969

GERMANY 2.2%
Henkel KGaA-Vorzug                                     193       16,509
Metro AG                                               170        6,731
RWE AG Non Voting                                      230        8,412
                                                               --------
                                                                 31,652
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $42,344)                            39,621
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.1%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 4.25% $1,000        1,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,000)                        1,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,466,283) 94.9%       1,389,410
Other Assets and Liabilities, Net 5.1%                           74,920
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $1,464,330
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                Underlying
                               Expiration       Face Amount     Unrealized
                                  Date           at Value      Appreciation
--------------------------------------------------------------------------------
Purchased:
  1  IBEX 35 Index                11/98           $62,436          $787

================================================================================
                        STRONG INTERNATIONAL STOCK FUND
================================================================================
                                                   Shares or
                                                   Principal    Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 96.9%
AUSTRALIA 1.0%
AMP, Ltd. (b)                                       77,400   $  918,217

CANADA 2.0%
Bank of Montreal                                    48,000    1,950,107

EGYPT 0.0%
Suez Cement                                            300        4,642

FINLAND 4.0%
Nokia Oyj `A Shares'                                42,000    3,833,366

FRANCE 7.8%
Groupe Danone                                        6,600    1,747,958
Pechiney SA `A Shares'                              60,000    2,065,012
Pinault-Printemps-Redoute SA                         8,500    1,425,172
Scor                                                10,500      603,115
Suez Lyonnaise des Eaux                              9,300    1,668,289
                                                             ----------
                                                              7,509,546

--------------------------------------------------------------------------------
================================================================================
                   STRONG INTERNATIONAL STOCK FUND (CONTINUED)
================================================================================
                                                  Shares or
                                                   Principal    Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
GERMANY 6.1%
Bayerische Motoren Werke AG                          3,200  $ 2,257,528
Bayerische Motoren Werke AG - New (b)                  266      187,335
Deutsche Lufthansa AG - Registered Shares           53,000    1,153,428
Mannesmann AG                                       23,000    2,266,352
Muenchener Rueckversicherungs - Gesellschaft
  Warrants, Expire 6/03/02 (Acquired 7/29/98;
  Cost $0) (b) (d)                                     116        5,048
                                                            -----------
                                                              5,869,691
HONG KONG 26.3%
Cheung Kong Holdings, Ltd.                         540,000    3,695,764
China Telecom (Hong Kong), Ltd. (b)                973,000    1,828,144
Citic Pacific, Ltd.                                874,000    2,150,013
Hang Seng Bank, Ltd.                               468,000    4,049,070
Henderson Land Development Company, Ltd.           604,000    2,971,643
Hutchison Whampoa, Ltd.                            499,000    3,576,253
New World Development Company, Ltd.              1,367,000    3,177,428
Peregrine Investment Holdings, Ltd. (b)            600,000            0
Sun Hung Kai Properties, Ltd.                      550,000    3,835,227
                                                            -----------
                                                             25,283,542
INDIA 0.0%
Asian Hotels, Ltd.                                     150          513
Indian Hotels Company, Ltd.                          2,050       19,846
Titan Industries, Ltd.                                  20           24
UTI-Mastergrowth 93 Fund (b)                        37,600        8,978
                                                            -----------
                                                                 29,361
IRELAND 0.7%
Connemara Green Marble Quarries PLC (Acquired
  11/21/96 - 6/20/97; Cost $635,000) (b) (d) (e)    50,800      635,000
Connemara Green Marble Quarries PLC Warrants,
  Expire 9/30/02 (b) (e)                             8,000            0
                                                            -----------
                                                                635,000
ITALY 6.2%
Banca Poplare di Brescia                            66,000    1,552,312
La Rinascente Spa                                  130,000    1,262,550
Mediaset Spa                                       196,000    1,245,889
Mediolanum Spa                                      40,000    1,001,786
Telecom Italia Mobile Spa                          152,000      884,947
                                                            -----------
                                                              5,947,484
KAZAKHSTAN 0.2%
Firebird Republics Fund (Acquired 8/29/97;
  Cost $771,186) (b) (d)                             4,055      222,150

NETHERLANDS 7.4%
Getronics NV                                        38,300    1,590,532
Koninklijke Ahold NV                                50,250    1,672,128
Koninklijke Ahrend NV                               26,000      528,025
Laurus NV                                           32,340      814,479
Vendex NV                                           46,200    1,205,626
Verenigd Bezit VNU NV                               37,700    1,305,015
                                                            -----------
                                                              7,115,805
PORTUGAL 1.4%
Brisa-Auto Estradas de Portugal SA                  28,400    1,378,137

ROMANIA 0.8%
The Romanian Investment Fund, Ltd. (Acquired
  5/08/97; Cost $1,500,000) (b) (d)                  1,500      731,250

SPAIN 2.2%
Banco Popular Espanol SA                            16,000      989,691
Banco Santander SA                                  58,048    1,064,798
                                                            -----------
                                                              2,054,489
SWEDEN 1.0%
Skandia Forsakrings AB                              76,000      952,993

SWITZERLAND 3.1%
Adecco SA                                            4,245  $ 1,695,739
Zurich Allied AG                                     2,100    1,278,518
                                                            -----------
                                                              2,974,257
UKRAINE 0.7%
Ukrainian Opportunity Fund (Acquired 3/21/97;
  Cost $1,200,000) (b) (d)                         118,800      653,400

UNITED KINGDOM 26.0%
Boots Company PLC                                   60,000      901,907
Cable & Wireless Communications PLC (b)            175,000    1,318,826
EMAP PLC                                            64,000    1,093,244
GKN PLC                                             88,000    1,069,933
Hays PLC                                            72,000    1,061,693
Legal & General Group PLC                          345,000    4,090,622
Lloyds TSB Group PLC                               277,000    3,421,203
Misys PLC                                          284,000    2,002,338
National Express Group PLC                         104,000    1,767,813
Stagecoach Holdings PLC                            325,000    1,238,231
Standard Chartered PLC                             394,000    4,239,419
Vodafone Group PLC                                 100,000    1,338,085
WPP Group PLC                                      286,000    1,412,945
                                                            -----------
                                                             24,956,259
--------------------------------------------------------------------------------
Total Common Stocks (Cost $92,153,505)                       93,019,696
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 0.0%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 4.25%  1,000        1,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,000)                        1,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $92,154,505) 96.9%     93,020,696
Other Assets and Liabilities, Net 3.1%                        2,999,273
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $96,019,969
================================================================================

================================================================================
                              STRONG OVERSEAS FUND
================================================================================
                                                    Shares or
                                                    Principal    Value
                                                      Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 93.9%
CANADA 1.0%
Bank of Montreal                                       700     $ 28,439

FINLAND 8.0%
Nokia Oyj `A Shares'                                 2,400      219,049

FRANCE 5.2%
Pechiney SA `A Shares'                               1,700       58,509
Pinault-Printemps-Redoute SA                           125       20,958
Scor                                                   320       18,381
Suez Lyonnaise des Eaux                                240       43,052
                                                               --------
                                                                140,900
GERMANY 5.7%
Bayerische Motoren Werke AG                             60       42,329
Deutsche Lufthansa AG - Registered Shares            2,500       54,407
Mannesmann AG                                          580       57,151
                                                               --------
                                                                153,887
HONG KONG 23.7%
Cheung Kong Holdings, Ltd.                          14,000       95,816
China Telecom (Hong Kong), Ltd. (b)                 25,000       46,972
Citic Pacific, Ltd.                                 22,000       54,120
Hang Seng Bank, Ltd.                                12,000      103,822
Henderson Land Development Company, Ltd.            15,000       73,799
Hutchison Whampoa, Ltd.                             13,000       93,169
New World Development Company, Ltd.                 35,000       81,353
Sun Hung Kai Properties, Ltd.                       14,000       97,624
                                                               --------
                                                                646,675

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              OCTOBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                        STRONG OVERSEAS FUND (CONTINUED)
================================================================================
                                                   Shares or
                                                   Principal     Value
                                                     Amount     (Note 2)
--------------------------------------------------------------------------------
ITALY 11.5%
Alleanza Assicurazioni                               4,840    $  60,025
Banca Poplare di Brescia                             3,400       79,967
La Rinascente Spa                                    2,100       20,395
Mediaset Spa                                         5,400       34,325
Mediolanum Spa                                       1,000       25,045
Telecom Italia Spa                                   2,600       18,838
Telecom Italia Mobile Spa                           12,700       73,940
                                                               --------
                                                                312,535
NETHERLANDS 6.7%
Getronics NV                                           780       32,392
Koninklijke Ahold NV                                 1,500       49,914
Koninklijke Ahrend NV                                  750       15,232
Laurus NV Shares Cert                                  742       18,687
Vendex NV                                            1,060       27,662
Verenigd Bezit VNU NV                                1,100       38,077
                                                               --------
                                                                181,964
PORTUGAL 0.8%
Brisa-Auto Estradas de Portugal SA (Acquired
  7/02/98; Cost $20,012) (d)                           470       22,807

SPAIN 1.8%
Banco Popular Espanol SA                               350       21,650
Banco Santander SA                                   1,547       28,377
                                                               --------
                                                                 50,027
SWEDEN 0.9%
Skandia Forsakrings AB                               2,000       25,079

SWITZERLAND 2.1%
Adecco SA                                               75       29,960
Zurich Allied AG                                        45       27,397
                                                               --------
                                                                 57,357
UNITED KINGDOM 26.5%
Boots Company PLC                                    2,600       39,083
Cable & Wireless Communications PLC (b)              6,500       48,985
EMAP PLC                                             1,000       17,082
GKN PLC                                              1,600       19,453
Hays PLC                                             3,200       47,186
Legal & General Group PLC                            5,600       66,398
Lloyds TSB Group PLC                                 4,300       53,109
Misys PLC                                            7,600       53,584
National Express Group PLC                           1,200       20,398
Rentokil Initial PLC                                 8,500       52,137
Stagecoach Holdings PLC                              4,500       17,145
Standard Chartered PLC                              10,000      107,599
Vodafone Group PLC                                   3,200       42,819
Vodafone Group PLC Sponsored ADR                       800      107,700
WPP Group PLC                                        6,100       30,136
                                                               --------
                                                                722,814
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,507,131)                         2,561,533
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.4%
COMMERCIAL PAPER 2.4%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit, 4.25%  $65,000   $ 65,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $65,000)                      65,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,572,131) 96.3%       2,626,533
Other Assets and Liabilities, Net 3.7%                          100,767
--------------------------------------------------------------------------------
Net Assets 100.0%                                            $2,727,300
================================================================================


================================================================================
                       STRONG GLOBAL HIGH-YIELD BOND FUND
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                   Amount      (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 66.6%
UNITED STATES
AP Holdings, Inc. Senior Discount Notes, Zero %,
  Due 3/15/08 (Rate Reset Effective 3/15/03)    $  250,000   $  118,125
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08        210,000      196,350
Global Crossing Holding, Ltd. Senior Notes, 9.625%,
  Due 5/15/08 (Acquired 8/31/98; Cost $143,625)    150,000      145,875
Nextlink Communications, Inc. Senior Notes, 9.00%,
  Due 3/15/08                                      150,000      137,250
Optel, Inc. Senior Notes, Series B, 13.00%, Du     150,000      146,250
Owens-Illinois, Inc. Senior Notes, 8.10%, Due      150,000      158,005
Winstar Communications, Inc. Senior Discount Notes,
  Zero %, Due 10/15/05 (Rate Reset Effective 10/   160,000      112,800
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,092,662)                       1,014,655
--------------------------------------------------------------------------------
CONVERTIBLE BONDS 10.1%
UNITED STATES
Bell Atlantic Financial Services, Inc. Senior Notes,
  5.75%, Due 4/01/03 (Acquired 2/12/98;
  Cost $150,000) (d)                             150,000        154,125
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $150,000)                         154,125
--------------------------------------------------------------------------------
GOVERNMENT & AGENCY ISSUES 0.1%
RUSSIA
Russia Principal Loans Floating Rate Debentures,
  6.625%, Due 12/15/15 (Acquired 6/02/98;
  Cost $5,109) (d)                                 8,770 USD        899
--------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $5,134)                      899
--------------------------------------------------------------------------------
COMMON STOCKS 0.4%
UNITED STATES
Optel, Inc. Non-Voting (Acquired 3/18/98;
  Cost $6,750) (d)                                   150          6,000
--------------------------------------------------------------------------------
Total Common Stocks (Cost $6,750)                                 6,000
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 22.3%
COMMERCIAL PAPER 2.6%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit,
  4.25%                                         $ 39,000         39,000

TIME DEPOSITS 19.7%
UNITED STATES
Westdeutsche Landesbank Gironzentrale Grand
  Cayman, 5.6875%, Due 11/02/98                  300,000        300,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $339,000)                    339,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,593,546) 99.5%       1,514,679
Other Assets and Liabilities, Net 0.5%                            7,678
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $1,522,357
================================================================================

--------------------------------------------------------------------------------
================================================================================
                         STRONG INTERNATIONAL BOND FUND
================================================================================
                                                Shares or
                                                Principal      Value
                                                 Amount       (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 7.3%
CANADA 2.9%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                 1,000,000 CAD  $  581,222

DENMARK 0.6%
Nykredit Bonds, 8.00%, Due 10/01/29             735,000 DKK     119,646

MEXICO 2.0%
Imexsa Export Trust Senior Structured Variable
  Rate Pass-Thru Certificates, Series 1996-1,
  10.125%, Due 5/31/03 (Acquired 5/22/96;
  Cost $480,488) (d)                            480,488 USD     398,805

NEW ZEALAND 1.5%
International Bank for Reconstruction &
  Development Senior Notes, Zero %,
  Due 8/20/07                                 1,000,000 NZD     306,819

UNITED STATES 0.3%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.8125%, Due 2/28/01     $50,000          50,065
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,656,328)                       1,456,557
--------------------------------------------------------------------------------
GOVERNMENT & AGENCY ISSUES 62.9%
ARGENTINA 0.3%
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.3125%, Due 4/01/00                    50,854 USD      56,367

AUSTRALIA 2.2%
Australian Government Bonds, 7.50%,
  Due 9/15/09                                   595,000 AUD     449,426

DENMARK 7.7%
Kingdom of Denmark Notes:
  7.00%, Due 11/15/07                         4,250,000 DKK     788,421
  9.00%, Due 11/15/00                         4,400,000 DKK     765,583
                                                             ----------
                                                              1,554,004
FINLAND 3.4%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                 3,000,000 FIM     698,062

FRANCE 6.4%
Government of France Debentures, 8.50%,
  Due 11/25/02                                6,000,000 FRF   1,282,817

GERMANY 19.5%
Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07                                 2,000,000 DEM   1,364,527
Republic of Germany  Debentures,  Series 94,
  7.50%,  Due 11/11/04                        3,550,000 DEM   2,556,592
                                                             ----------
                                                              3,921,119
GREECE 1.8%
Republic of Hellenic Bonds, 8.80%,
  Due 6/19/07                               100,000,000 GRD     369,633

ITALY 17.8%
Buoni Poliennali Del Tes Bonds, 7.75%,
  Due 11/01/06                            4,800,000,000 ITL   3,587,523

UNITED STATES 3.8%
United States Treasury Notes, 6.25%,
  Due 5/31/00                                  $750,000         771,797
--------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $12,057,418)          12,690,748
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 15.2%
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22   $16,937,512   $  174,626
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%, Due
  3/25/08 (Acquired 10/23/96; Cost $391,047) (d)       396,908      388,723
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.3385%, Due 1/25/22         293,017      302,107
  Series 1991-3, Class A1, 7.1861%, Due 2/20/21        582,584      601,559
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.6875%,
  Due 8/17/23                                           69,860       69,270
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-16, Class B-3, 10.5648%, Due 5/25/24     500,016      498,766
  Series 1995-1, Class B-5, 6.9348%, Due 10/25/28      553,679      561,195
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securites, Series
  1991-1, 7.1835%, Due 3/25/20                         454,753      471,524
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $2,833,463)                                               3,067,770
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 9.3%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call Deposit,
  4.25%                                                  1,000         1,000

GOVERNMENT & AGENCY ISSUES 5.8%
PHILIPPINES 5.0%
Philippine T-Bill-Linked or LIBOR-Linked
  Hedged Promissory Notes, 5.7813%, Due
  8/11/99 (Acquired 8/11/98; Cost $1,000,000) (d)  1,000,000 USD   1,010,000

UNITED STATES 0.8%
United States Treasury Bills, Due 2/18/99 (c)         $170,000       167,948
                                                                  ----------
Total Government & Agency Issues                                   1,177,948

TIME DEPOSITS 3.5%
UNITED STATES
Westdeutsche Landesbank Girozentrale Grand
  Cayman, 5.6875%, Due 11/02/98                        700,000       700,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,868,470)                     1,878,948
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $18,415,679) 94.7%          19,094,023
Other Assets and Liabilities, Net 5.3%                             1,064,803
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                $20,158,826
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                   Underlying     Unrealized
                                      Expiration   Face Amount   Appreciation
                                         Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
4  Ten-Year Japanese Government Bonds    12/98     $4,759,976      $146,229
9  Ten-Year United Kingdom Government
   Bonds                                 12/98      1,727,738        51,547

Sold:
5  Ten-Year Australian Government Bonds  12/98        483,348       (24,338)

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)              OCTOBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                   STRONG INTERNATIONAL BOND FUND (CONTINUED)
================================================================================

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                               Unrealized
                              Settlement        Value         Appreciation
                                 Date           in USD       (Depreciation)
--------------------------------------------------------------------------------
Purchased:
     1,152,000  CAD             2/12/99       $  746,936       ($ 10,958)
    10,574,494  DEM             2/12/99        6,422,993         385,618
   635,530,000  JPY            11/12/98        5,485,602         557,203

Sold:
     1,080,000  AUD             2/12/99          674,118         (26,550)
       945,000  CAD            12/17/98          612,666          15,179
     6,260,000  DKK             4/06/99          998,771           2,106
     6,750,000  FRF            11/12/98        1,217,720         (69,956)
       640,000  GBP             4/21/99        1,062,930          16,429
   108,000,000  GRD             4/21/99          373,989           1,077
 1,911,995,000  ITL             2/12/99        1,172,961         (77,639)


================================================================================
                       STRONG SHORT-TERM GLOBAL BOND FUND
================================================================================
                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 13.8%
BRAZIL 3.8%
Banco de Boston SA Floating Rate Eurodollar
  Notes, 9.505%, Due 1/16/02                    3,690,000 USD    $ 2,878,200

DENMARK 1.0%
Nykredit Bonds, 8.00%, Due 10/01/29             4,661,000 DKK        758,733

MEXICO 0.5%
Imexsa Export Trust Senior Structured Variable
  Rate Pass-Thru Certificates, Series 1996-1,
  10.125%, Due 5/31/03 (Acquired 5/22/96;
  Cost $480,488) (d)                              480,488 USD        398,805

NEW ZEALAND 0.4%
International Bank for Reconstruction &
  Development Senior Notes, Zero %,
  Due 8/20/07                                   1,000,000 NZD        306,820

UNITED STATES 8.1%
Atlas Air, Inc. Pass-Thru Certificates, Series
  1998-1, Class C, 8.01%, Due 1/02/10              $1,000,000      1,025,308
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.8125%, Due 2/28/01           100,000        100,131
GS Escrow Corporation Senior Notes, 6.75%, Due
  8/01/01 (Acquired 7/30/98; Cost $997,620) (d)     1,000,000        979,418
HRPT Properties Trust Floating Rate Notes,
  5.9711%, Due 7/09/07                              3,000,000      2,990,730
Niagara Mohawk Power Corporation Senior
  Notes, Series B, 7.00%, Due 10/01/00              1,000,000      1,009,468
                                                                   ---------
                                                                   6,105,055
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $11,476,363)                          10,447,613
--------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 48.5%
ARGENTINA 0.4%
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.3125%, Due 4/01/00                     254,271 USD        281,834

AUSTRALIA 2.3%
Australian Government Bonds, 7.50%,
  Due 9/15/09                                   2,335,000 AUD      1,763,713

GERMANY 7.3%
Republic of Germany Debentures, Series 90,
  8.875%, Due 12/20/00                          8,200,000 DEM      5,513,263

GREECE 2.3%
Republic of Hellenic Bonds, 8.80%,
  Due 6/19/07                                 470,000,000 GRD      1,737,273

ITALY 7.3%
Buoni Poliennali Del Tes Bonds, 7.75%,
  Due 11/01/06                              4,800,000,000 ITL      3,587,523
Government of Italy Debentures, 12.00%,
  Due 1/01/02                               2,450,000,000 ITL      1,854,358
                                                                   ---------
                                                                   5,441,881
NEW ZEALAND 2.9%
Government of New Zealand Notes, 6.50%,
  Due 2/15/00                                   4,000,000 NZD      2,150,681

PANAMA 1.5%
Republic of Panama Floating Rate Notes,
  6.75%, Due 5/14/02                            1,230,795 USD      1,139,261

UNITED STATES 24.5%
FHLMC Participation Certificates:
  7.728%, Due 7/01/10                              $  461,961        482,966
  9.00%, Due 8/01/18                                1,067,673      1,140,487
  10.00%, Due 6/01/05                                 712,581        739,916
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate
  Mortgage Certificates:
  Pool #372179, 11.00%, Due 4/01/12                   323,521        346,913
  Pool #365418, 7.224%, Due 1/01/23                   448,124        458,593
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate Mortgage
  Securities, Pool #103102, 6.153%, Due 3/01/18     3,144,862      3,170,785
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  10.50%, Due 8/01/20                                 372,076        404,601
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Pool #313629, 8.50%, Due 11/25/02   2,357,208      2,432,787
GNMA Guaranteed Pass-Thru Certificates,
  Pool #234503, 9.50%, Due 12/15/17                 4,559,206      4,941,853
United States Treasury Notes, 6.25%,
  Due 5/31/00                                       4,250,000      4,373,518
                                                                   ---------
                                                                  18,492,419
--------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $35,929,085)               36,520,325
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 30.8%

Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (Acquired 10/23/96; Cost $782,094)(d)   793,815        777,447
Collateralized Mortgage Obligation Trust
  Certificates, Series 14, Class Z, 8.00%,
  Due 1/01/17      2,260,886    2,276,051
DLJ Acceptance Trust Collateralized Mortgage
  Obligation Certificates, Series 1989-1,
  Class F, 11.00%, Due 8/01/19                      2,520,857      2,818,834
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.3385%, Due 1/25/22      1,172,069      1,208,429
  Series 1991-3, Class A1, 7.1861%, Due 2/20/21     1,165,169      1,203,118

--------------------------------------------------------------------------------
================================================================================
                 STRONG SHORT-TERM GLOBAL BOND FUND (CONTINUED)
================================================================================
                                                  Shares or
                                                  Principal         Value
                                                    Amount         (Note 2)
--------------------------------------------------------------------------------
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.3195%, Due 3/01/07
  (Acquired 2/21/97; Cost $2,000,000) (d)          $2,000,000    $ 1,937,500
Merrill Lynch Credit Corporation Mortgage
  Investors, Inc. Senior Subordinated Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1994-A, Class A4, 7.165%, Due 7/15/19             1,052,500      1,066,658
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.6875%,
  Due 8/17/23                                          46,573         46,180
NPF IX, Inc. 1997-1A Healthcare Receivables
  Notes, Class A, 6.339%, Due 7/01/00 (Acquired
  7/24/97 - 7/08/98; Cost $2,949,679) (d)           2,950,000      2,967,523
RTC Mortgage Pass-Thru Securities, Inc.
  Mortgage Pass-Thru Certificates, Series
  1992-18P, Class B-5, 7.50%, Due 1/25/21
  (Acquired 9/10/97; Cost $1,071,743) (d)           1,067,739      1,069,746
RTC Variable Rate Mortgage Pass-Thru
Securities, Inc.:
  Series 1992-C8, Class A2, 7.0375%, Due 12/25/23     970,896        972,910
  Series 1992-6, Class B-9, 6.5475%, Due 11/25/26     570,815        571,492
  Series 1992-15, Class B-7, 6.6425%, Due 7/25/27   1,743,000      1,745,832
  Series 1992-16, Class A-4, 7.4079%, Due 8/25/22      14,932         15,090
  Series 1992-16, Class B-3, 10.5648%, Due 5/25/24  1,500,048      1,496,298
  Series 1995-1, Class B-5, 6.9348%, Due 10/25/28     267,742        271,376
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities,
  Series 1989-1, Class A, Perpetual Savings Bank,
  7.5199%, Due 2/25/19                                167,190        166,745
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities:
  Series 1990-C1, Class A, 6.308%, Due 10/25/20       730,624        731,654
  Series 1991-B1, Class 1, 7.1835%, Due 3/25/20       571,690        592,774
  Series 1992-3, Class A-2, 7.2812%, Due 6/25/20      607,811        607,051
Western Federal Savings and Loan Association
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1989-5, Class A,
  6.831%, Due 7/25/19                                 671,040        670,506
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $23,072,277)                                              23,213,214
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.0%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar Call
  Deposit, 4.25%                                       61,000         61,000

GOVERNMENT & AGENCY ISSUES 0.2%
UNITED STATES
United States Treasury Bills, Due 2/18/99 (c)         120,000        118,551

TIME DEPOSITS 6.7%
UNITED STATES
Westdeutsche Landesbank Gironzentrale Grand
  Cayman, 5.6875%, Due 11/02/98                     5,100,000      5,100,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,279,214)                     5,279,551
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $75,756,939) 100.1%         75,460,703
Other Assets and Liabilities, Net (0.1%)                             (57,693)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                $75,403,010
================================================================================

--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                                     Underlying     Unrealized
                                        Expiration   Face Amount   Appreciation
                                           Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
20 Ten-Year German Government Bonds       12/98      $3,389,989     ($10,792)
 2 Ten-Year United Kingdom Government
   Bonds                                  12/98         383,942       11,455

Sold:
 9 Ten-Year Australian Government Bonds   12/98         870,027      (43,808)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                               Unrealized
                          Settlement            Value         Appreciation
                             Date               in USD       (Depreciation)
--------------------------------------------------------------------------------
Sold:
    2,375,000 AUD          2/12/99           $1,482,435        ($ 58,385)
   13,542,000 DEM          2/12/99            8,225,468         (536,393)
    4,560,000 DKK          4/06/99              727,540              662
  506,000,000 GRD          4/21/99            1,752,206            5,044
5,805,000,000 ITL          2/16/99            3,561,684              518
    4,430,000 NZD          2/12/99            2,347,088         (113,039)



CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD      Australian Dollar
CAD      Canadian Dollar
DEM      German Mark
DKK      Danish Krona
FIM      Finnish Mark
FRF      French Franc
GBP      British Pound
GRD      Greek Drachma
ITL      Italian Lira
JPY      Japanese Yen
NZD      New Zealand Dollar
USD      United States Dollar



LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  Affiliated issuer. (See Note 7 of Notes to Financial Statements.)
(f) Due to the restrictions imposed by the Malaysian government, these securities have been deemed to be illiquid by the Advisor and have been recorded at estimated fair value.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1998
                                                                         (In Thousands, Except Per Share Amounts)

                                                      STRONG ASIA        STRONG FOREIGN       STRONG INTERNATIONAL        STRONG
                                                      PACIFIC FUND      MAJORMARKETS FUND         STOCK FUND          OVERSEAS FUND
                                                      ------------      -----------------     --------------------    -------------
ASSETS:
 Investments in Securities, at Value
   Unaffiliated Issuers (Cost of $23,694, $1,466,
     $91,520 and $2,572, respectively)                  $21,615               $1,389               $ 92,386               $2,626
   Affiliated Issuers (Cost of $0, $0, $635 and
     $0, respectively)                                       --                   --                    635                   --
 Receivable for Securities and Forward Foreign
   Currency Contracts Sold                                  680                    1                     --                   82
 Receivable for Fund Shares Sold                             66                   --                    200                   --
 Dividends and Interest Receivable                           89                    3                    190                    3
 Other Assets                                               623                  105                  2,779                  155
                                                        -------               ------                -------               ------
 Total Assets                                            23,073                1,498                 96,190                2,866

LIABILITIES:
 Payable for Securities and Forward Foreign Currency
   Contracts Purchased                                      255                   --                     --                  101
 Payable for Fund Shares Redeemed                         1,044                   --                      3                   --
 Accrued Operating Expenses and Other Liabilities            64                   34                    167                   38
                                                        -------               ------               --------               ------
 Total Liabilities                                        1,363                   34                    170                  139
                                                        -------               ------               --------               ------
NET ASSETS                                              $21,710               $1,464               $ 96,020               $2,727
                                                        =======               ======               ========               ======
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)          $43,127               $1,568               $156,513               $3,366
 Accumulated Net Investment Income (Loss)                  (239)                  --                    (99)                 (94)
 Accumulated Net Realized Loss                          (18,972)                 (28)               (61,260)                (599)
 Net Unrealized Appreciation (Depreciation)              (2,206)                 (76)                   866                   54
                                                        -------               ------               --------               ------
 Net Assets                                             $21,710               $1,464               $ 96,020               $2,727
                                                        =======               ======               ========               ======
Capital Shares Outstanding (Unlimited Number Authorized)  3,995                  157                 10,729                  332

NET ASSET VALUE PER SHARE                                 $5.43                $9.31                  $8.95                $8.20
                                                          =====                =====                  =====                =====



                                                            STRONG GLOBAL           STRONG               STRONG
                                                             HIGH-YIELD          INTERNATIONAL         SHORT-TERM
                                                              BOND FUND            BOND FUND         GLOBAL BOND FUND
                                                            -------------        -------------       ----------------
ASSETS:
 Investments in Securities, at Value
   (Cost of $1,594, $18,416 and $75,757, respectively)         $1,515               $19,094              $75,461
 Receivable for Forward Foreign Currency Contracts Sold            --                 1,092                  113
 Receivable for Fund Shares Sold                                   --                    14                   --
 Interest Receivable                                               24                   566                1,294
 Other Assets                                                      27                    --                   --
                                                               ------               -------              -------
 Total Assets                                                   1,566                20,766               76,868
LIABILITIES:
 Payable for Forward Foreign Currency Contracts Purchased          --                   244                  972
 Payable for Fund Shares Redeemed                                  --                   285                   26
 Dividends Payable                                                  9                    --                  390
 Accrued Operating Expenses and Other Liabilities                  35                    78                   77
                                                               ------               -------              -------
 Total Liabilities                                                 44                   607                1,465
                                                               ------               -------              -------
NET ASSETS                                                     $1,522               $20,159              $75,403
                                                               ======               =======              =======
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)                 $2,036               $19,294              $79,496
 Accumulated Net Investment Income                                 --                   163                1,117
 Accumulated Net Realized Loss                                   (435)                 (871)              (4,206)
 Net Unrealized Appreciation (Depreciation)                       (79)                1,573               (1,004)
                                                               ------               -------              -------
 Net Assets                                                    $1,522               $20,159              $75,403
                                                               ======               =======              =======
Capital Shares Outstanding (Unlimited Number Authorized)          175                 1,695                7,418

NET ASSET VALUE PER SHARE                                       $8.71                $11.89               $10.17
                                                                =====                ======               ======

                                                See Notes to Financial Statements.

24


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1998 (Note 1)

                                                                                  (In Thousands)

                                          STRONG      STRONG        STRONG                    STRONG       STRONG       STRONG
                                           ASIA      FOREIGN     INTERNATIONAL   STRONG       GLOBAL    INTERNATIONAL  SHORT-TERM
                                          PACIFIC  MAJORMARKETS      STOCK      OVERSEAS    HIGH-YIELD      BOND        GLOBAL
                                           FUND        FUND          FUND         FUND      BOND FUND       FUND       BOND FUND
                                          -------  ------------  -------------  --------    ----------  --------=----  ----------
INCOME:
 Dividends (net of withholding taxes
   of $41, $0, $200, $1, $0, $2 and $0
   respectively)                         $   427       $  4        $ 2,166        $  6        $  4        $   40        $  111
 Interest                                    303          2            277           6         322         1,463         6,118
                                        --------      -----        -------       -----       -----        ------        ------
 Total Income                                730          6          2,443          12         326         1,503         6,229

EXPENSES:
 Investment Advisory Fees                    234          4          1,330          10          25           153           579
 Custodian Fees                              196          3            414           7          18            58            74
 Shareholder Servicing Costs                 179          2            590           4           4            56           183
 Professional Fees                            15         --             29          --           7            13            16
 Reports to Shareholders                      53         --            106          --           4             8            25
 Federal and State Registration Fees          24          5             31           6          30            24            39
 Organizational Expense                       23         --             --          --          --            27            26
 Other                                         5          1             13           1           3             8             9
                                        --------      -----        -------       -----       -----        ------        ------
 Total Expenses before Waivers               729         15          2,513          28          91           347           951
 Expense Waivers by Advisor                 (266)        (6)            --          (9)        (20)          (23)          (85)
                                        --------      -----        -------       -----       -----        ------        ------
 Expenses, Net                               463          9          2,513          19          71           324           866
                                        --------      -----        -------       -----       -----        ------        ------
NET INVESTMENT INCOME (LOSS)                 267         (3)           (70)         (7)        255         1,179         5,363

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
   Investments                           (16,514)       (27)       (58,875)       (598)       (443)       (5,800)      (12,536)
   Futures Contracts, Options and Forward
      Foreign Currency Contracts             277         (7)        (1,301)        (88)          8         4,685         9,060
   Foreign Currencies                         (9)        --            (20)         --          --           175           361
                                        --------      -----        -------       -----       -----        ------        ------
   Net Realized Loss                     (16,246)       (34)       (60,196)       (686)       (435)         (940)       (3,115)

 Change in Unrealized Appreciation/
   Depreciation on:
   Investments                             9,494        (77)        34,069          54         (79)        2,691         4,169
   Futures Contracts, Options and Forward
      Foreign Currency Contracts            (361)         1           (605)         --          --        (1,182)       (2,788)
   Foreign Currencies                        146         --            126          --          --            53            33
                                        --------      -----       --------       -----       -----        ------        ------
   Net Change in Unrealized
      Appreciation/Depreciation            9,279        (76)        33,590          54         (79)        1,562         1,414
                                        --------      -----       --------       -----       -----        ------        ------
NET GAIN (LOSS) ON INVESTMENTS            (6,967)      (110)       (26,606)       (632)       (514)          622        (1,701)
                                        --------      -----       --------       -----       -----        ------        ------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     ($ 6,700)     ($113)      ($26,676)      ($639)      ($259)       $1,801        $3,662
                                        ========      =====       ========       =====       =====        ======        ======


                                                                   See Notes to Financial Statements.
                                                                                                                            25


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                                                                 (In Thousands)

                                                                  STRONG ASIA                      STRONG FOREIGN
                                                                  PACIFIC FUND                    MAJORMARKETS FUND
                                                        --------------------------------          -----------------
                                                          Year Ended        Year Ended               Year Ended
                                                        Oct. 31, 1998      Oct. 31, 1997            Oct. 31, 1998
                                                        -------------      -------------            -------------
                                                                                                      (Note 1)
OPERATIONS:
  Net Investment Income (Loss)                             $   267            $     38                 ($    3)
  Net Realized Gain (Loss)                                 (16,246)             (2,518)                    (34)
  Net Change in Unrealized Appreciation/Depreciation         9,279              (5,548)                    (76)
                                                           -------            --------                  ------
  Net Decrease in Net Assets Resulting from Operations      (6,700)             (8,028)                   (113)
DISTRIBUTIONS:
  From Net Investment Income                                  (267)                (39)                     --
  In Excess of Net Investment Income                           (84)               (181)                     --
  From Net Realized Gains                                       --                (749)                     --
  In Excess of Net Realized Gains                               --                (117)                     --
                                                           -------            --------                  ------
  Total Distributions                                         (351)             (1,086)                     --
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                 52,969              70,733                   1,990
  Proceeds from Reinvestment of Distributions                  335               1,050                      --
  Payment for Shares Redeemed                              (54,629)           (104,622)                   (413)
                                                           -------            --------                  ------
  Increase (Decrease) in Net Assets from Capital Share
    Transactions                                            (1,325)            (32,839)                  1,577
                                                           -------            --------                  ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (8,376)            (41,953)                  1,464
NET ASSETS:
  Beginning of Year                                         30,086              72,039                      --
                                                           -------            --------                  ------
  End of Year                                              $21,710            $ 30,086                  $1,464
                                                           =======            ========                  ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                       9,078               7,557                     203
  Issued in Reinvestment of Distributions                       50                 110                      --
  Redeemed                                                  (9,224)            (11,147)                    (46)
                                                            ------              ------                     ---
  Increase (Decrease) in Shares of the Fund                    (96)             (3,480)                    157
                                                            ======              ======                     ===

                                                                STRONG INTERNATIONAL                     STRONG
                                                                     STOCK FUND                       OVERSEAS FUND
                                                          -------------------------------             -------------
                                                           Year Ended        Year Ended                Year Ended
                                                          Oct. 31, 1998     Oct. 31, 1997             Oct. 31, 1998
                                                          -------------     -------------             -------------
                                                                                                        (Note 1)
OPERATIONS:
  Net Investment Income (Loss)                             ($     70)         $  1,534                  ($    7)
  Net Realized Gain (Loss)                                   (60,196)           10,333                     (686)
  Net Change in Unrealized Appreciation/Depreciation          33,590           (16,088)                      54
                                                            --------          --------                   ------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                          (26,676)           (4,221)                    (639)
DISTRIBUTIONS:
  From Net Investment Income                                      --            (1,534)                      --
  In Excess of Net Investment Income                          (3,779)           (3,812)                      --
  From Net Realized Gains                                     (3,501)          (17,009)                      --
                                                            --------          --------                   ------
  Total Distributions                                         (7,280)          (22,355)                      --
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                  116,828           189,644                    4,935
  Proceeds from Reinvestment of Distributions                  7,097            21,807                       --
  Payment for Shares Redeemed                               (174,055)         (308,666)                  (1,569)
                                                            --------          --------                   ------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                       (50,130)          (97,215)                   3,366
                                                            --------          --------                   ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (84,086)         (123,791)                   2,727
NET ASSETS:
  Beginning of Year                                          180,106           303,897                       --
                                                            --------          --------                   ------
  End of Year                                               $ 96,020          $180,106                   $2,727
                                                            ========          ========                   ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                        11,039            13,682                      516
  Issued in Reinvestment of Distributions                        655             1,630                       --
  Redeemed                                                   (15,984)          (22,390)                    (184)
                                                              ------            ------                      ---
  Increase (Decrease) in Shares of the Fund                   (4,290)           (7,078)                     332
                                                              ======            ======                      ===

26
                                                         See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                                                                         (In Thousands)


                                                         STRONG GLOBAL                 STRONG INTERNATIONAL
                                                     HIGH-YIELD BOND FUND                   BOND FUND
                                                     --------------------      --------------------------------
                                                          Year Ended             Year Ended         Year Ended
                                                        Oct. 31, 1998          Oct. 31, 1998      Oct. 31, 1997
                                                        -------------          -------------      -------------
                                                           (Note 1)
OPERATIONS:
  Net Investment Income                                 $   255                  $ 1,179             $ 2,545
  Net Realized Loss                                        (435)                    (940)             (2,016)
  Net Change in Unrealized Appreciation/Depreciation        (79)                   1,562                (882)
                                                        -------                  -------             -------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        (259)                   1,801                (353)
DISTRIBUTIONS:
  From Net Investment Income                               (255)                  (1,288)               (585)
  In Excess of Net Realized Gains                            --                     (579)                (42)
                                                        -------                  -------             -------
  Total Distributions                                      (255)                  (1,867)               (627)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                              10,304                   11,254              25,686
  Proceeds from Reinvestment of Distributions               215                    1,719                 589
  Payment for Shares Redeemed                            (8,483)                 (20,952)            (28,190)
                                                        -------                  -------             -------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                    2,036                   (7,979)             (1,915)
                                                        -------                  -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,522                   (8,045)             (2,895)
NET ASSETS:
  Beginning of Year                                          --                   28,204              31,099
                                                        -------                  -------             -------
  End of Year                                           $ 1,522                  $20,159             $28,204
                                                        =======                  =======             =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                    1,023                    1,025               2,239
  Issued in Reinvestment of Distributions                    22                      164                  50
  Redeemed                                                 (870)                  (1,930)             (2,472)
                                                            ---                    -----               -----
  Increase (Decrease) in Shares of the Fund                 175                     (741)               (183)
                                                            ===                    =====               =====


                                                                         STRONG SHORT-TERM
                                                                          GLOBAL BOND FUND
                                                             ---------------------------------------
                                                              Year Ended                Year Ended
                                                             Oct. 31, 1998             Oct. 31, 1997
                                                             -------------             -------------

OPERATIONS:
  Net Investment Income                                         $  5,363                  $  6,786
  Net Realized Gain (Loss)                                        (3,115)                    2,142
  Net Change in Unrealized Appreciation/Depreciation               1,414                    (3,551)
                                                                --------                  --------
  Net Increase in Net Assets Resulting from Operations             3,662                     5,377
DISTRIBUTIONS:
  From Net Investment Income                                      (5,363)                   (7,236)
  In Excess of Net Investment Income                                (281)                   (1,002)
  From Net Realized Gains                                           (778)                       --
                                                                --------                  --------
  Total Distributions                                             (6,422)                   (8,238)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                       49,328                   147,712
  Proceeds from Reinvestment of Distributions                      6,320                     6,904
  Payment for Shares Redeemed                                    (93,209)                 (106,904)
                                                                --------                  --------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                           (37,561)                   47,712
                                                                --------                  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (40,321)                   44,851
NET ASSETS:
  Beginning of Year                                              115,724                    70,873
                                                                --------                  --------
  End of Year                                                   $ 75,403                  $115,724
                                                                ========                  ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                             4,741                    13,724
  Issued in Reinvestment of Distributions                            608                       647
  Redeemed                                                        (8,972)                   (9,933)
                                                                  ------                     -----
  Increase (Decrease) in Shares of the Fund                       (3,623)                    4,438
                                                                  ======                     =====

                                                                                               27


                                              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1998

1.   ORGANIZATION
     The accompanying  financial  statements  represent the Strong International
     Funds, which include the following diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940:

     -    Strong Asia Pacific Fund, Inc.*
     - Strong Foreign MajorMarkets Fund (a series of Strong International Equity Funds, Inc.)*
     - Strong International Stock Fund (a series of Strong International Equity Funds, Inc.)*
     -    Strong Overseas Fund (a series of Strong  International  Equity Funds,
          Inc.)*
     - Strong Global High-Yield Bond Fund (a series of Strong International Income Funds, Inc.)**
     - Strong International Bond Fund (a series of Strong International Income Funds, Inc.)**
     -    Strong Short-Term Global Bond Fund, Inc.*

             * Diversified fund
            ** Non-diversified fund

     The inception date for Strong Global High-Yield Bond Fund is January 31, 1998. The inception date for Strong Foreign MajorMarkets Fund and Strong Overseas Fund is June 30, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the latest reported sales price, depending on local convention or regulation. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1998 were as follows:

                                              Aggregate         Aggregate        Percent of
                                                 Cost           Fair Value       Net Assets       Liquid*
                                              ----------       -----------       ----------       -------

          Strong Asia Pacific Fund            $   61,403       $  100,801           0.5%          100.0%
          Strong International Stock Fund      4,106,186        2,246,848           2.3%            0.0%
          Strong Overseas Fund                    20,012           22,807           0.8%            0.0%
          Strong Global High-Yield Bond Fund     305,484          306,899          20.2%           99.7%
          Strong International Bond Fund       1,871,535        1,797,528           8.9%           43.8%
          Strong Short-Term Global Bond Fund   8,281,624        8,130,439          10.8%          100.0%

          *Percentage of aggregate fair value of restricted securities is either
          Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Funds' Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund: Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund 1.00%, Strong Global High-Yield Bond Fund and Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. During 1998, the Advisor voluntarily waived expenses of $5,896, $6,176, $19,584, $22,692, $9,453, and $84,626 for Strong Asia
     Pacific Fund, Strong Foreign MajorMarkets Fund, Strong Global High Yield Bond Fund, Strong International Bond Fund, Strong Overseas Fund, and Strong Short-Term Global Bond Fund, respectively. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------
October 31, 1998

     Certain information regarding related party transactions for the year ended October 31, 1998 is as follows:

                                                                  Other Shareholder
                                                  Payable to          Servicing        Unaffiliated
                                                  Advisor at        Expenses Paid        Directors'
                                               October 31, 1998      to Advisor            Fees
                                               ----------------   -----------------    ------------
          Strong Asia Pacific Fund                  $13,208             $1,072            $1,500
          Strong Foreign MajorMarkets Fund            1,412                 --                --
          Strong International Stock Fund            19,397              6,569             3,408
          Strong Overseas Fund                        2,763                 --                --
          Strong Global High-Yield Bond Fund         14,645                 51               750
          Strong International Bond Fund             35,290              1,238             1,500
          Strong Short-Term Global Bond Fund         38,480              2,345             1,500

     The Advisor owns 63.6% and 60.2% of Strong Foreign MajorMarkets Fund and Strong Overseas Fund, respectively.

4.   LINE OF CREDIT
     The Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At October 31, 1998, there were no borrowings by the Strong Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended October 31, 1998 were as follows:

                                                     Purchases                                 Sales
                                           -----------------------------          ------------------------------
                                           U.S. Government                        U.S. Government
                                              and Agency        Other                and Agency        Other
                                           ---------------  ------------          ---------------   ------------
          Strong Asia Pacific Fund            $        --   $ 40,575,796           $        --      $ 35,775,625
          Strong Foreign MajorMarkets Fund             --      1,708,130                    --           216,199
          Strong International Stock Fund              --    291,154,132                    --       334,122,616
          Strong Overseas Fund                         --      4,812,722                    --         1,707,175
          Strong Global High-Yield Bond Fund           --     28,749,875                    --        27,126,654
          Strong International Bond Fund        1,264,766     25,241,877                    --        26,322,817
          Strong Short-Term Global Bond Fund   25,439,617     93,587,285            20,678,218       121,552,200

6.   INCOME TAX INFORMATION
     At October 31, 1998, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers for federal income tax purposes were as follows:

                                   Federal Tax      Unrealized        Unrealized     Net Appreciation/   Net Capital Loss
                                       Cost        Appreciation      Depreciation       Depreciation       Carryovers
                                   -----------     ------------      ------------    -----------------   ----------------
Strong Asia Pacific Fund           $24,142,830      $1,955,388        ($4,483,335)      ($2,527,947)       $18,476,100
Strong Foreign MajorMarkets Fund     1,477,915          49,053           (137,558)          (88,505)            15,990
Strong International Stock Fund     94,194,001       7,252,171         (8,425,476)       (1,173,305)        59,220,773
Strong Overseas Fund                 2,677,118         145,171           (195,756)          (50,585)           493,445
Strong Global High-Yield Bond Fund   1,602,268          13,005           (100,594)          (87,589)           426,285
Strong International Bond Fund      18,415,771         970,834           (292,582)          678,252            871,161
Strong Short-Term Global Bond Fund  75,757,494       1,750,131         (2,046,922)         (296,791)         4,205,020

     Capital loss carryovers expire in varying amounts through 2006.

     During the year ended October 31, 1998, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong Asia Pacific Fund $0, Strong Foreign MajorMarkets Fund $0, Strong International Stock Fund $0, Strong Overseas Fund $0, Strong Global High-Yield Bond Fund $0, Strong International Bond Fund $216,804, and Strong Short-Term Global Bond Fund $28,958.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 1998, which are designated as qualifying for the dividends-received deduction are (unaudited): Strong Asia Pacific Fund 0.8%, Strong Foreign MajorMarkets Fund 0.0%, Strong International Stock Fund 0.0%, Strong Overseas Fund 0.0%, Strong Global High-Yield Bond Fund 1.5%, Strong International Bond Fund 2.6%, and Strong Short-Term Global Bond Fund 1.2%.

--------------------------------------------------------------------------------

7.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 1998 is as follows:

                                       Balance of                                     Balance of                       Dividend
                                       Shares Held        Gross       Gross Sales     Shares Held       Value           Income
                                       November 1,      Purchases         and         October 31,     October 31,    Nov. 1, 1997 -
                                          1997        and Additions    Reductions        1998            1998        Oct. 31, 1998
                                       -----------    -------------   -----------     -----------     -----------    --------------

STRONG INTERNATIONAL STOCK FUND
-------------------------------

Connemara Green Marble Quarries PLC      50,800              --             --          50,800         $635,000              --
Connemara Green Marble Quarries PLC
    Warrants                                 --           8,000             --           8,000               --              --



FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STRONG ASIA PACIFIC FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SELECTED PER-SHARE DATA(a)
               --------------------------------------------------------------------------------------------------------------------
                            Income From Investment Operations                         Less Distributions
                          -------------------------------------  --------------------------------------------------------
                                      Net Realized
               Net Asset             and Unrealized    Total                 In Excess            In Excess               Net Asset
                 Value,      Net         Gains         from       From Net     of Net    From Net   of Net                  Value,
               Beginning  Investment  (Losses) on    Investment  Investment  Investment  Realized  Realized     Total       End of
Year Ended     of Period   Income     Investments    Operations    Income      Income      Gains    Gains   Distributions   Period
Oct. 31, 1998    $ 7.35     $0.07       ($1.90)       ($1.83)     ($0.07)     ($0.02)        --        --     ($0.09)       $5.43
Oct. 31, 1997      9.51      0.01        (2.01)        (2.00)      (0.01)      (0.03)    ($0.10)   ($0.02)     (0.16)        7.35
Oct. 31, 1996      9.55      0.06         0.31          0.37       (0.06)      (0.35)        --        --      (0.41)        9.51
Oct. 31, 1995 (b)  9.35      0.04         0.20          0.24       (0.03)      (0.01)        --        --      (0.04)        9.55
Dec. 31, 1994     10.00      0.05        (0.57)        (0.52)      (0.01)         --         --     (0.12)     (0.13)        9.35


                                              Ratios and Supplemental Data
                      -----------------------------------------------------------------------
                                    Net                           Ratio of Net
                                  Assets,         Ratio of         Investment
                                  End of          Expenses           Income         Portfolio
                      Total     Period (In       to Average        to Average       Turnover
Year Ended            Return     Millions)       Net Assets        Net Assets         Rate
Oct. 31, 1998         -25.1%       $22              2.0%              1.1%           192.9%
Oct. 31, 1997         -21.5%        30              2.0%              0.1%            96.7%
Oct. 31, 1996          +3.8%        72              2.3%              0.2%            91.4%
Oct. 31, 1995 (b)      +2.6%        55              2.0%*             0.5%*          104.3%
Dec. 31, 1994          -5.3%        58              2.0%              0.6%           103.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.

STRONG FOREIGN MAJORMARKETS FUND
------------------------------------------------------------------------------------------------------------------
                                              SELECTED PER-SHARE DATA(a)
               ---------------------------------------------------------------------------------------------------
                                   Income From Investment Operations           Less Distributions
                              ------------------------------------------   --------------------------

                   Net Asset                 Net Realized       Total                                   Net Asset
                     Value,      Net        and Unrealized      from        From Net                      Value,
                   Beginning  Investment      Losses on       Investment   Investment       Total         End of
Year Ended         of Period    Income        Investments     Operations     Income     Distributions     Period
Oct. 31, 1998 (b)   $10.00      ($0.01)          ($0.68)        ($0.69)        --             --           $9.31


                                            Ratios and Supplemental Data
                      -----------------------------------------------------------------------
                                    Net                           Ratio of Net
                                  Assets,         Ratio of         Investment
                                  End of          Expenses           Income         Portfolio
                      Total     Period (In       to Average        to Average       Turnover
Year Ended            Return     Millions)       Net Assets        Net Assets         Rate
Oct. 31, 1998 (b)     -6.9%        $1               2.0%*             -0.5%*         16.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from June 30, 1998 (inception) to October 31, 1998. Total return and portfolio turnover rate are not annualized.


STRONG INTERNATIONAL STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA(a)
               -------------------------------------------------------------------------------------------------------------------
                            Income From Investment Operations                           Less Distributions
                          -------------------------------------  --------------------------------------------------------
                                      Net Realized
               Net Asset             and Unrealized    Total                 In Excess            In Excess               Net Asset
                 Value,      Net         Gains         from       From Net     of Net    From Net   of Net                  Value,
               Beginning  Investment  (Losses) on    Investment  Investment  Investment  Realized  Realized     Total       End of
Year Ended     of Period   Income     Investments    Operations    Income      Income      Gains    Gains   Distributions   Period
Oct. 31, 1998    $11.99    $0.00 (b)    ($2.48)        ($2.48)   ($0.00) (b)   ($0.30)    ($0.26)      --      ($0.56)      $ 8.95
Oct. 31, 1997     13.75     0.01         (0.69)         (0.68)    (0.01)       ($0.26)     (0.81)      --       (1.08)       11.99
Oct. 31, 1996     13.03     0.17          1.11           1.28     (0.18)        (0.38)        --       --       (0.56)       13.75
Oct. 31, 1995 (c) 12.65     0.08          0.37           0.45     (0.07)           --         --       --       (0.07)       13.03
Dec. 31, 1994     14.18     0.06         (0.27)         (0.21)    (0.01)           --      (1.25)  ($0.06)      (1.32)       12.65



                                              Ratios and Supplemental Data
                      -----------------------------------------------------------------------
                                    Net                           Ratio of Net
                                  Assets,         Ratio of         Investment
                                  End of          Expenses           Income         Portfolio
                      Total     Period (In       to Average        to Average       Turnover
Year Ended            Return     Millions)       Net Assets        Net Assets         Rate
Oct. 31, 1998         -21.4%      $ 96              1.9%              -0.1%          228.2%
Oct. 31, 1997          -5.7%       180              1.6%               0.5%          143.7%
Oct. 31, 1996          +9.8%       304              1.7%               0.6%          108.6%
Oct. 31, 1995 (c)      +3.6%       211              1.8%*              0.8%*         102.0%
Dec. 31, 1994          -1.6%       258              1.7%               0.3%          136.5%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.00.
(c) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.


STRONG OVERSEAS FUND
------------------------------------------------------------------------------------------------------------------
                                              SELECTED PER-SHARE DATA(a)
                   -----------------------------------------------------------------------------------------------
                                   Income From Investment Operations           Less Distributions
                              ------------------------------------------  ---------------------------

                   Net Asset                 Net Realized       Total                                   Net Asset
                     Value,      Net        and Unrealized      from        From Net                      Value,
                   Beginning  Investment      Losses on       Investment   Investment       Total         End of
Year Ended         of Period     Loss        Investments     Operations     Income     Distributions     Period
Oct. 31, 1998 (b)    $10.00    ($0.02)          ($1.78)         ($1.80)        --            --           $8.20



                                            Ratios and Supplemental Data
                      -----------------------------------------------------------------------
                                    Net                           Ratio of Net
                                  Assets,         Ratio of         Investment
                                  End of          Expenses           Income         Portfolio
                      Total     Period (In       to Average        to Average       Turnover
Year Ended            Return     Millions)       Net Assets        Net Assets         Rate
Oct. 31, 1998 (b)     -18.0%        $3              2.0%*            -0.7%*           59.5%



  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from June 30, 1998 (inception) to October 31, 1998. Total return and portfolio turnover rate are not annualized.



32

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------

STRONG GLOBAL HIGH-YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------
                                              SELECTED PER-SHARE DATA(a)
                   -----------------------------------------------------------------------------------------------
                                  Income From Investment Operations             Less Distributions
                             -------------------------------------------   ---------------------------
                                              Net Realized
                   Net Asset                 and Unrealized      Total                                   Net Asset
                     Value,      Net             Gains           from        From Net                      Value,
                   Beginning  Investment      (Losses) on      Investment   Investment       Total         End of
Year Ended         of Period    Income        Investments      Operations     Income     Distributions     Period
Oct. 31, 1998 (b)   $10.00      $0.53           ($1.29)         ($0.76)     ($0.53)        ($0.53)         $8.71


                                            Ratios and Supplemental Data
                      --------------------------------------------------------------------------------------
                                    Net                        Ratio of Expenses   Ratio of Net
                                  Assets,         Ratio of       to Average Net    Investment
                                  End of          Expenses       Assets Without      Income        Portfolio
                      Total     Period (In       to Average       Waivers and      to Average       Turnover
Year Ended            Return     Millions)       Net Assets       Absorptions      Net Assets         Rate
Oct. 31, 1998 (b)     -8.0%         $2              2.0%*            2.5%*            7.2%*          680.3%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from January 31, 1998 (inception) to October 31, 1998. Total return and portfolio turnover rate are not annualized.


STRONG INTERNATIONAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA(a)
               -------------------------------------------------------------------------------------------------------------------
                            Income From Investment Operations                           Less Distributions
                          -------------------------------------  --------------------------------------------------------
                                      Net Realized
               Net Asset             and Unrealized    Total                 In Excess            In Excess               Net Asset
                 Value,      Net         Gains         from       From Net     of Net    From Net   of Net                  Value,
               Beginning  Investment  (Losses) on    Investment  Investment  Investment  Realized  Realized     Total       End of
Year Ended     of Period   Income     Investments    Operations    Income      Income      Gains    Gains   Distributions   Period
Oct. 31, 1998    $11.58     $0.57        $0.58         $1.15       ($0.58)         --          --   ($0.26)     ($0.84)      $11.89
Oct. 31, 1997     11.87      1.03        (1.11)        (0.08)       (0.20)         --          --    (0.01)      (0.21)       11.58
Oct. 31, 1996     11.48      0.80         0.15          0.95        (0.50)         --      ($0.06)      --       (0.56)       11.87
Oct. 31, 1995 (b) 10.36      0.78         1.00          1.78        (0.66)         --          --       --       (0.66)       11.48
Dec. 31, 1994 (c) 10.00      0.46         0.40          0.86        (0.46)     ($0.02)         --    (0.02)      (0.50)       10.36



                                                    Ratios and Supplemental Data
                      --------------------------------------------------------------------------------------
                                    Net                            Ratio of        Ratio of Net
                                  Assets,         Ratio of       Expenses to       Investment
                                  End of          Expenses       Average Net         Income        Portfolio
                      Total     Period (In       to Average     Assets Without     to Average      Turnover
Year Ended            Return     Millions)       Net Assets        Waivers         Net Assets        Rate
Oct. 31, 1998         +10.9%       $20              1.5%             1.6%             5.3%          158.8%
Oct. 31, 1997          -0.7%        28              0.7%             1.5%             8.1%          208.4%
Oct. 31, 1996          +8.6%        31              0.0%             1.8%             7.4%          258.3%
Oct. 31, 1995 (b)     +17.3%        21              0.0%*            2.0%*            8.3%*         473.3%
Dec. 31, 1994 (c)      +8.7%        10              0.0%*            2.0%*            7.9%*         679.3%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(c) Inception date is March 31, 1994. Total return and portfolio turnover rate are not annualized.


STRONG SHORT-TERM GLOBAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA(a)
                -------------------------------------------------------------------------------------------------------------------
                            Income From Investment Operations                           Less Distributions
                           -------------------------------------  --------------------------------------------------------
                                       Net Realized
                Net Asset             and Unrealized    Total                 In Excess            In Excess               Net Asset
                  Value,      Net         Gains         from       From Net     of Net    From Net   of Net                  Value,
                Beginning  Investment  (Losses) on    Investment  Investment  Investment  Realized  Realized     Total       End of
Year Ended      of Period   Income     Investments    Operations    Income      Income      Gains    Gains   Distributions   Period
Oct. 31, 1998    $10.48      $0.60       ($0.21)        $0.39      ($0.59)     ($0.03)     ($0.08)      --     ($0.70)       $10.17
Oct. 31, 1997     10.74       0.81        (0.10)         0.71       (0.85)      (0.12)         --       --      (0.97)        10.48
Oct. 31, 1996     10.46       0.71         0.34          1.05       (0.77)         --          --       --      (0.77)        10.74
Oct. 31, 1995 (b) 10.15       0.65         0.20          0.85       (0.54)         --          --       --      (0.54)        10.46
Dec. 31, 1994 (c) 10.00       0.35         0.16          0.51       (0.35)         --          --    (0.01)     (0.36)        10.15



                                                   Ratios and Supplemental Data
                     ---------------------------------------------------------------------------------------
                                    Net                        Ratio of Expenses   Ratio of Net
                                  Assets,         Ratio of       to Average Net    Investment
                                  End of          Expenses       Assets Without      Income        Portfolio
                      Total     Period (In       to Average       Waivers and      to Average       Turnover
Year Ended            Return     Millions)       Net Assets       Absorptions      Net Assets         Rate
Oct. 31, 1998         +3.8%        $ 75             0.9%              1.0%            5.7%           145.2%
Oct. 31, 1997         +6.8%         116             0.7%              1.0%            7.6%           168.0%
Oct. 31, 1996        +10.4%          71             0.0%              1.5%            7.4%           179.7%
Oct. 31, 1995 (b)     +8.5%          25             0.0%*             2.0%*           8.2%*          437.3%
Dec. 31, 1994 (c)     +5.1%          20             0.0%*             1.7%*           7.7%*          287.8%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(c) Inception date is March 31, 1994. Total return and portfolio turnover rate are not annualized.



                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong International Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Foreign MajorMarkets Fund, Strong International Stock Fund, Strong Overseas Fund (three of the portfolios constituting Strong International Equity Funds, Inc.), Strong Global High-Yield Bond Fund, Strong International Bond Fund (two of the portfolios constituting Strong International Income Funds, Inc.), Strong Asia Pacific Fund, Inc., and Strong Short-Term Global Bond Fund, Inc. at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 8, 1998

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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